UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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B. Riley Financial, Inc.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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B. RILEY FINANCIAL, INC.

April 17, 2019

Dear Stockholder:

You are cordially invited to attend the 2019 Annual Meeting of B. Riley Financial, Inc., which will be held at The Beverly Hilton Hotel, located at 9876 Wilshire Boulevard, Beverly Hills, CA 90210 on May 21, 2019 at 8:00 am local time. We hope you will be able to attend the meeting in person.

The attached notice of meeting and proxy statement describe the matters to be acted upon at the annual meeting. If you plan to attend the annual meeting in person, please mark the designated box on the enclosed proxy card. If you are planning to attend the annual meeting and your shares are held in street name (by a broker, for example), you should ask the record owner for a legal proxy or bring your most recent account statement to the annual meeting so that we can verify your ownership of B. Riley Financial, Inc. stock. Please note, however, that if your shares are held in street name and you do not bring a legal proxy from the record owner, you will be able to attend the annual meeting, but you will not be able to vote at the annual meeting.

Whether or not you plan to attend the annual meeting personally, and regardless of the number of shares you own, it is important that your shares be represented at the annual meeting. Accordingly, we urge you to promptly complete the enclosed proxy card and return it to the inspector of elections in the postage-prepaid envelope provided, or to promptly use the telephone or Internet voting system. If you do attend the annual meeting and wish to vote in person, you may withdraw your proxy at that time.

Sincerely,

Bryant R. Riley
Chairman and Co-Chief Executive Officer

B. RILEY FINANCIAL, INC.

21255 BURBANK BOULEVARD, SUITE 400

WOODLAND HILLS, CA

(818) 884-3737

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on May 21, 2019

To the Stockholders of B. Riley Financial, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of B. Riley Financial, Inc. (the “Company”) will be held on May 21, 2019, at 8:00 a.m. local time at The Beverly Hilton Hotel, located at 9876 Wilshire Boulevard, Beverly Hills, CA 90210, for the following purposes:

1.	To elect eight (8) directors to hold office for a one-year term to expire at the Company’s 2020 Annual Meeting of Stockholders or until their successors are elected and duly qualified.

2.	To ratify the selection of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

3.	To approve, on an advisory basis, the compensation of our named executive officers.

4.	To vote, on an advisory basis, on the frequency of holding an advisory vote on the compensation of our named executive officers.

5.	To approve a proposed amendment to the Amended and Restated 2009 Stock Incentive Plan to increase the number of shares of the Company’s common stock reserved for issuance thereunder by 3,000,000 shares, from 3,210,133 shares to 6,210,133 shares.

6.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice.

The Company’s Board of Directors has fixed the close of business on March 25, 2019 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof. All stockholders are invited to attend the meeting. You must present your proxy or voter instruction card or meeting notice for admission.

By Order of the Board of Directors,

Bryant R. Riley
Chairman and Co-Chief Executive Officer

Woodland Hills, California
April 17, 2019

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

B. RILEY FINANCIAL, INC.

21255 BURBANK BOULEVARD, SUITE 400

WOODLAND HILLS, CA

(818) 884-3737

PROXY STATEMENT

2019 ANNUAL MEETING OF STOCKHOLDERS

To be held on May 21, 2019

Appendices

Appendix A – Amendment to B. Riley Financial, Inc. Amended and Restated 2009 Stock Incentive Plan

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B. RILEY FINANCIAL, INC.

21255 BURBANK BOULEVARD, SUITE 400

WOODLAND HILLS, CA

PROXY STATEMENT

For Annual Meeting of Stockholders to be held on May 21, 2019

General

The enclosed proxy is solicited on behalf of our Board of Directors (the “Board” or “Board of Directors”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) of B. Riley Financial, Inc. to be held on May 21, 2019, at 8:00 a.m. local time or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at The Beverly Hilton Hotel, located at 9876 Wilshire Boulevard, Beverly Hills, CA 90210. We expect to mail this proxy statement to our stockholders on or about April 17, 2019.

All references to “us”, “we”, “our”, “B. Riley” and “the Company” refer to B. Riley Financial, Inc. and its subsidiaries.

Solicitation of Proxies

The Board is soliciting the accompanying proxy. In accordance with unanimous recommendations of our Board, the individuals named in the proxy will vote all shares represented by proxies in the manner designated, or if no designation is made, they will vote the proxies FOR the election of all of the director nominees, FOR proposals 2, 3 and 5, and for “3 Years” on proposal 4. In their discretion, the proxy holders named in the proxy are authorized to vote on any other matters that may properly come before the Annual Meeting and at any continuation, postponement or adjournment of the Annual Meeting. As of the date of this Proxy Statement, the Board does not know of any other items of business that will be presented for consideration at the Annual Meeting other than those described in this proxy statement. The individuals acting as proxies will not vote on a particular matter if the proxy card representing those shares instructs them to abstain from voting on that matter or to the extent a proxy card is marked to show that some of the shares represented by the proxy card are not to be voted.

Shares Outstanding and Required Vote

Only holders of record of shares of our common stock at the close of business on the record date, March 25, 2019, will be entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. At the close of business on March 25, 2019, the Company had 26,573,200 shares of common stock outstanding and entitled to vote held by 173 stockholders of record. Each holder of record of shares of our common stock on the record date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of our outstanding shares of common stock entitled to vote are represented at the meeting, either in person or by proxy. All votes will be tabulated by the inspector of elections appointed for the meeting by the board of directors, who will tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker shares that are voted as to any matter at the meeting will be included in determining if a quorum is present or represented at the Annual Meeting. Any broker holding shares of record for you is not entitled to vote on certain matters unless the broker receives voting instructions from you. Uninstructed shares, or broker non-votes, result when shares are held by a broker who has not received instructions from its customer on such matters and the broker has so notified us on a proxy form in accordance with industry practice or has otherwise advised us that the broker lacks voting authority. The effects of broker non-votes and abstentions on the specific items to be brought before the Annual Meeting are discussed under each item.

How to Vote

You may vote by attending the Annual Meeting and voting in person or you may vote by submitting a proxy. If you hold your shares of common stock in street name you will receive a notice from your broker, bank or other nominee that includes instructions on how to vote your shares. Your broker, bank or other nominee may allow you to deliver your voting instructions via the Internet and may also permit you to submit your voting instructions by telephone.

If you plan to attend the annual meeting and wish to vote in person, you will be given a ballot at the Annual Meeting. Please note that if your shares are held of record by a broker, bank or other nominee, and you decide to attend and vote at the Annual Meeting, your vote in person at the Annual Meeting will not be effective unless you present a legal proxy, issued in your name from your broker, bank or other nominee. Even if you plan to attend the Annual Meeting, we encourage you to submit your proxy to vote your shares in advance of the Annual Meeting.

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Revocation of Proxies

You are a stockholder of record if at the close of business on the record date your shares were registered directly in your name with Continental Stock Transfer and Trust Company, our transfer agent. If you are a stockholder of record and give a proxy, you may revoke it at any time before its use, either:

(1)	by revoking it in person at the Annual Meeting;

(2)	by writing, delivered to our Corporate Secretary at 21255 Burbank Boulevard, Suite 400, Woodland Hills, California 91367 before the proxy is used; or

(3)	by a later dated proxy card delivered to us at the above noted address before the proxy is used.

Your presence at the meeting will not revoke your proxy, but if you attend the meeting and cast a ballot, your proxy will be revoked as to the matters on which the ballot is cast.

If you hold your shares through a broker, bank, trustee or other nominee, please follow the instructions provided by your broker or other nominee as to how you may change your vote or obtain a legal proxy to vote your shares if you wish to cast your vote in person at the Annual Meeting.

Cost and Method of Solicitation

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to our stockholders. Solicitation of proxies by mail may be supplemented by telephone or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners. We may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners.

Stockholder List

A complete list of registered stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose related to the meeting, for ten days prior to the meeting during ordinary business hours at our principal offices located at 21255 Burbank Boulevard, Suite 400, Woodland Hills, California 91367.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2019 ANNUAL

MEETING OF STOCKHOLDERS TO BE HELD ON MAY 21, 2019

Copies of this proxy statement and our 2018 Annual Report to stockholders are also available online at: http://www.viewproxy.com/brileyfin/2019.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

The B. Riley board of directors has nominated each of Robert L. Antin, Robert D’Agostino, Andrew Gumaer, Thomas J. Kelleher, Bryant R. Riley, Michael J. Sheldon, Todd D. Sims and Mikel H. Williams to be elected as a director at the B. Riley annual meeting. If elected, the nominees will serve as directors until B. Riley’s annual meeting of stockholders in 2020, or until their respective successors are duly elected and qualified or their earlier death, resignation or removal. If any of the nominees declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although B. Riley knows of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as the B. Riley board of directors may designate. Upon expiration of the term of any director, the successor to such director (or such director, if such director is reelected) will be elected for a one-year term at the next annual meeting of stockholders.

There are no familial relationships between any of B. Riley’s directors or B. Riley’s executive officers and any other director or executive officer. No arrangement or understanding exists between any nominee and any other person or persons pursuant to whom any nominee was or is to be selected as a director or director nominee of B. Riley.

Information Regarding Directors

The following table provides the name, age and position(s) of each of our directors as of March 31, 2019:

Name	Age	Committees
Bryant R. Riley	52	None.
Thomas J. Kelleher	51	None.
Andrew Gumaer	58	None.
Robert L. Antin	69	Compensation Committee, Corporate Governance Committee*
Robert D’Agostino	52	Audit Committee, Compensation Committee*, Corporate Governance Committee
Michael J. Sheldon	59	Compensation Committee
Todd D. Sims	49	Audit Committee
Mikel H. Williams	62	Audit Committee*, Corporate Governance Committee

*	Chairman of the respective committee.

Our Nominees for Director

Bryant R. Riley has served as our Co-Chief Executive Officer since July 2018, Chairman since June 2014, and as a director since August 2009. He previously served as Chief Executive Officer from June 2014 to July 2018, and is currently Executive Officer of B. Riley FBR, Inc. (formerly FBR Capital Markets & Co., LLC). Previously, Mr. Riley served as the Chairman of B. Riley & Co., LLC since founding the stock brokerage firm in 1997 and served as Chief Executive Officer of B. Riley & Co., LLC from 1997 to 2006. Mr. Riley currently serves on the board of directors for Liberty Tax, Inc. (SMY: TAXA) since August 2018. He previously served on the board of Sonim Technologies, Inc. from October 2017 to March 2019. He also served on the board of directors for several private companies. Mr. Riley received his B.S. in Finance from Lehigh University. Mr. Riley’s experience and expertise in the investment banking industry provides the Board with valuable insight into the capital markets. Mr. Riley’s extensive experience serving on other public company boards is an important resource for the Board.

Thomas J. Kelleher has served as our Co-Chief Executive Officer since July 2018 and as a member of our board since October 2015. He also previously served as President from August 2014 to July 2018. In addition, Mr. Kelleher serves as Executive Officer of B. Riley FBR, Inc. (formerly FBR Capital Markets & Co., LLC) and President of B. Riley Capital Management, LLC. Mr. Kelleher previously served as Chief Executive Officer of B. Riley & Co., LLC, a position he held from 2006 to 2014. From the firm’s founding in 1997 to 2006, Mr. Kelleher held several senior management positions with B. Riley & Co., LLC, including Chief Financial Officer and Chief Compliance Officer. Mr. Kelleher served on the board of directors of Special Diversified Opportunities Inc. from October 2015 to June 2017. He received his Bachelor of Science in Mechanical Engineering from Lehigh University. Mr. Kelleher’s experience and expertise in the investment banking industry provides the Board with valuable insight into the capital markets. Mr. Kelleher’s experience serving on other public company boards is an important resource for the Board.

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Andrew Gumaer has served as the Chief Executive Officer of Great American Group, LLC, which we refer to as GAG, LLC, our wholly owned subsidiary, since July 2009 and as a member of the Board since July 2009. Mr. Gumaer also served as our Chief Executive Officer from July 2009 until June 2014, and as our Chairman from March 2012 until June 2014. Prior to July 2009, Mr. Gumaer was a co-founder of GAG, LLC, had served as GAG, LLC’s Chief Executive Officer since May 2007 and previously served as GAG, LLC’s President from June 2006 to May 2007. Prior to assuming such role, Mr. Gumaer was the President of The Pride Capital Group, LLC, predecessor in interest to GAG, LLC, from 2002 to May 2006. Mr. Gumaer also served as the Senior Vice President of Garcel, Inc. from 1997 to 2002 and as a Senior Vice President with the investment banking firm Drexel Burnham Lambert prior to his service with Garcel, Inc. Mr. Gumaer’s in depth knowledge of our business and operations, his experience in the investment banking industry, and leadership as GAG, LLC’s Chief Executive Officer and/or President since 2006 positions him well to serve as a member of the Board.

Robert L. Antin has served as a member of the Board since June 2017. Mr. Antin was a co-founder of VCA Inc., a national animal healthcare company that provides veterinary services, diagnostic testing and various medical technology products and related services to the veterinary market and was publicly traded (NASDAQ: WOOF) until the company was privately acquired in September 2017. Mr. Antin has served as a Chief Executive Officer and President at VCA Inc. since its inception in 1986. Mr. Antin also served as the Chairman of the Board of VCA, Inc. from inception through the September 2017 acquisition. Mr. Antin also currently serves on the Board of Directors of Rexford Industrial Realty, Inc. (NYSE: REXR) since July 2013. From September 1983 to 1985, Mr. Antin was President, Chief Executive Officer, a director and co-founder of AlternaCare Corp., a publicly held company that owned, operated and developed freestanding out-patient surgical centers. From July 1978 until September 1983, Mr. Antin was an officer of American Medical International, Inc., an owner and operator of health care facilities. Mr. Antin received his MBA with a certification in hospital and health administration from Cornell University. Mr. Antin’s executive leadership experience provides an important resource to the Board.

Robert D’Agostino has served as a member of the Board since October 2015. Mr. D’Agostino has served as President of Q-mation, Inc. since 1999. Q-mation, Inc. is a leading supplier of software solutions targeted at increasing operational efficiencies and asset performance in manufacturing companies. Mr. D’Agostino joined Q-mation, Inc. in 1990 and held various sales, marketing and operations management positions prior to his appointment as President. He previously served on the board of Alliance Semiconductor Corp. from July 2005 to February 2012. Mr. D’Agostino graduated from Lehigh University with a B.S. in Chemical Engineering. Mr. D’Agostino’s executive leadership experience provides an important resource to the Board.

Michael J. Sheldon has served as a member of the Board since July 2017. Mr. Sheldon has served as Chairman & CEO of Deutsch North America since January 2017, one of the most awarded creative agencies in the United States. Mr. Sheldon served as President of the Los Angeles office of Deutsch North America from September 1997 to January 2017. Deutsch North America is consistently on the top of the Ad Age A-List, Fast Company’s Most Innovative Companies, and the Forbes “Ten Hot Agencies to Consider” with clients such as Hulu, Dr. Pepper, Taco Bell, Nintendo, PNC, Zillow, and Amazon. Mr. Sheldon received a B.A. degree from Michigan State University in Advertising. Mr. Sheldon’s entrepreneurial skills and marketing experience provide an important resource to the Board.

Todd D. Sims has served as a member of the Board since October 2016. Since August 2018, Mr. Sims also sits on the board of directors of The Maven, Inc. as a designee of B. Riley Financial, Inc. Since March 2010, Mr. Sims has served as Senior Vice President of Digital Strategy of Anschutz Entertainment Group, Inc., one of the leading sports and entertainment presenters in the world, overseeing business and corporate development for its ticketing business, AXS. Prior to that, Mr. Sims spent more than 15 years building Internet businesses. In the mid 1990’s, he served as ESPN’s executive producer of NFL.com, NBA.com and NASCAR Online. He also served on the management team of eCompanies, LLC, an incubator which has incubated a number of companies including Jamdat Mobile Inc. (acquired by Electronic Arts Inc.), Business.com Inc. (acquired by R.H. Donnelley Corp.) and Boingo Wireless, Inc. (initial public offering). Mr. Sims serves as an advisor to the L.A. Dodgers Tech Accelerator and is a guest lecturer at the University of Southern California’s Marshall School of Business. Mr. Sims’ digital experience provides an important resource to the Board.

Mikel H. Williams has served as a member of the Board since October 2015. Mr. Williams has served as the Chief Executive Officer and a director of Targus International LLC, a privately held, leading global supplier of carrying cases and accessories for the mobile lifestyle, since February 2016. Mr. Williams formerly served as the Chief Executive Officer and a director of JPS Industries, Inc., a composite materials manufacturer, from 2013 until its sale in 2015. Prior to that, Mr. Williams was the President, Chief Executive Officer and a director of DDi Corporation (NASDAQ: DDIC), a leading provider of time-critical, technologically advanced electronics manufacturing services, from November 2005 until its sale in May 2012. Mr. Williams has also served in various management positions with several technology related companies in the manufacturing, telecommunications and professional services industries. Mr. Williams also serves on the board of directors of Centrus Energy Corp. (NYSE: LEU and formerly USEC, until its bankruptcy restructuring in 2014) and Iteris, Inc. (NYSE: ITI). Mr. Williams formerly served on the board of Tellabs, Inc. (NASDAQ: TLAB) until it was sold in 2013 and Lightbridge Communications Corp. until it was sold in February 2015. Mr. Williams received his B.S. degree from the University of Maryland in accounting and an M.B.A. from Georgetown University. Mr. Williams’s executive leadership experience provides an important resource to the Board.

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Vote Required and Board of Directors’ Recommendation

Each director nominee shall be elected to the Board if a majority of the votes cast are in favor of such nominee’s election; provided, however, that, if the number of nominees for director exceeds the number of directors to be elected, directors shall be elected by a plurality of the votes of the shares represented in person or by proxy and entitled to vote on such election of directors. A nominee will be deemed to receive a majority of the votes cast in favor of such nominee’s election if the number of votes cast “for” such nominee’s election exceeds the number of votes cast “against” that nominee’s election. The persons named in the enclosed proxy will vote the proxies they receive FOR the election of the nominees named above, unless a particular proxy card withholds authorization to do so or provides contrary instructions. “Abstentions” and “broker nonvotes” will not be counted as a vote cast either “for” or “against” a director’s election. Each of the nominees has indicated that he is willing and able to serve as a director. If, before the Annual Meeting, any nominee becomes unable to serve, an event that is not anticipated by the Board, the proxies will be voted for the election of whomever the Board may designate.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR

THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

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PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTING FIRM

Our Board has selected Marcum LLP (“Marcum”) as our independent public accounting firm for the fiscal year ending December 31, 2019 and has further directed that management submit the selection of independent public accounting firm for ratification by our stockholders at our Annual Meeting. Marcum has audited our financial statements since the fiscal year ended December 31, 2006. Representatives of Marcum are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Stockholder ratification of the selection of Marcum as our independent public accounting firm is not required by our Bylaws or otherwise. However, the Board is submitting the selection of Marcum to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the selection, the Board and our Audit Committee (“Audit Committee”) will reconsider whether or not to retain Marcum. Even if the selection is ratified, the Board and the Audit Committee may, in their discretion, direct the appointment of a different independent public accounting firm at any time during the year if they determine that such a change would be in our and our stockholders’ best interests.

Audit and All Other Fees

The following table sets forth the aggregate fees for services provided to us by Marcum for the fiscal years ended December 31, 2018 and 2017:

	Fiscal 2018	Fiscal 2017 (3)
Audit Fees (1)	$1,540,509	$1,380,869
Audit-Related Fees (2)	70,982	25,019
Tax Fees	-	-
All Other Fees	-	-
TOTAL	$1,611,491	$1,405,888

(1)	Audit Fees consist of audit and various attest services performed by Marcum and include the following for the years ended December 31, 2018 and 2017: (a) reviews of our financial statements for the quarterly periods ended March 31, June 30, and September 30, and (b) the audit of our financial statements for the year ended December 31, and (c) services rendered in connection with the filing of registration statements and underwriter comfort letters.

(2)	Audit-Related Fees consists of fees for assurance and related services performed by Marcum related to the performance of the audit or review of the Company’s financial statements other than audit fees.

(3)	$87,549 of the fees for Fiscal 2017 were previously classified as “Audit-Related Fees” in our 2018 proxy statement, which have subsequently been reclassified as “Audit Fees.” The total fees for Fiscal 2017 remain unchanged.

Audit Committee Pre-Approval Policy

As a matter of policy, all audit and non-audit services provided by our independent registered public accounting firm are approved in advance by the Audit Committee, which considers whether the provision of non-audit services is compatible with maintaining such firm’s independence. All services provided by Marcum during fiscal years 2017 and 2018 were pre-approved by the Audit Committee. The Audit Committee has considered the role of Marcum in providing services to us for the fiscal year ended December 31, 2018 and has concluded that such services are compatible with their independence as our auditors.

Vote Required and Board of Directors’ Recommendation

Approval of this proposal requires the affirmative vote of the holders of a majority in voting power of our common stock present in person or represented by proxy at a meeting at which a quorum is present. Abstentions will be counted as present for purposes of determining the presence of a quorum and will have the same effect as a vote against this proposal. Broker non-votes will not result from the vote on Proposal No. 2.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF MARCUM LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019.

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PROPOSAL NO. 3

ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) added Section 14A to Securities Exchange Act of 1934, as amended (the “Exchange Act”), which enables our stockholders to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the Securities and Exchange Commission’s (“SEC”) rules.

Our named executive officer compensation program is designed to attract, motivate and retain our named executive officers, who are critical to our success. Our Compensation Committee (“Compensation Committee”) believes an effective compensation program is one that is designed to recruit and retain executive leadership focused on attaining long-term corporate goals and increasing stockholder value. The Compensation Committee believes that it has taken a responsible approach to compensating our named executive officers.

We urge stockholders to read the “Management and Executive Compensation” section of this proxy statement, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the Summary Compensation Table and other related compensation tables and narratives, which provide detailed information on the compensation of our named executive officers. The Board and the Compensation Committee believe that the policies and procedures described and explained therein are effective in achieving our goals and that the compensation of our named executive officers reported in this proxy statement supports and contributes to the Company’s long-term success.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board. Our Board and our Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Vote Required and Board of Directors’ Recommendation

Approval of this proposal requires the affirmative vote of the holders of a majority in voting power of our common stock present in person or represented by proxy at a meeting at which a quorum is present. Abstentions will be counted as present for purposes of determining the presence of a quorum and will have the same effect as a vote against this proposal. Broker non-votes will not result from the vote on Proposal No. 3.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS ON AN ADVISORY BASIS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SEC.

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PROPOSAL NO. 4

ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION

Section 14A of the Exchange Act, as added by the Dodd-Frank Act, also enables our stockholders to indicate their preference as to how frequently we should seek an advisory vote on the compensation of our named executive officers. By voting on this proposal, stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation once every year, once every two years, or once every three years. Stockholders also may abstain from voting on this proposal.

After careful consideration of this proposal, the Board has determined that an advisory vote on executive compensation that occurs every three years is the most appropriate alternative for the Company, and therefore our Board recommends that you vote for a three-year (3-year) frequency for the advisory vote on executive compensation.

In formulating its recommendation, our Board considered that a triennial vote will allow stockholders to better evaluate our executive compensation program in relation to our short- and long-term company performance. Additionally, a triennial vote will provide us with time to respond to stockholder concerns and implement appropriate revisions.

The proxy card provides stockholders with the opportunity to choose among four options (holding the advisory vote on executive compensation every one, two or three years, or abstain from voting) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the board of directors. You may cast your vote on your preferred voting frequency by choosing the option of once every year (“1 year”), once every two years (“2 years”), once every three years (“3 years”), or you may abstain from voting.

The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be considered the frequency for the advisory vote on executive compensation that is preferred by our stockholders. However, because this vote is advisory and not binding on the Board of Directors or the Company in any way, the Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option preferred by our stockholders.

Vote Required and Board of Directors’ Recommendation

The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be considered the frequency for the advisory vote on executive compensation that is preferred by our stockholders. Abstentions and broker non-votes will not be counted in determining which option receives the largest number of votes cast.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR A THREE YEAR

(3-YEAR) FREQUENCY FOR THE STOCKHOLDER ADVISORY VOTE ON COMPENSATION AWARDED TO OUR NAMED EXECUTIVE OFFICERS.

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PROPOSAL NO. 5

APPROVAL OF AMENDMENT TO AMENDED AND RESTATED 2009 STOCK INCENTIVE PLAN

At the Annual Meeting, our stockholders will be asked to approve an amendment to our Amended and Restated 2009 Stock Incentive Plan (the “2009 Plan” and, as so amended, the “Amended Plan”). The primary purpose of this amendment is to (i) increase the number of shares of common stock reserved for issuance under the 2009 Plan by 3,000,000 shares, so that the total number of shares of the Company’s common stock reserved for issuance under the 2009 Plan will increase from 3,210,133 shares to 6,210,133 shares (excluding 1,747,740 shares of common stock previously available for issuance under the FBR Plan (defined below) that may be issued under the 2009 Plan), and (ii) increase the total number of shares of the Company’s common stock that can be granted as incentive stock options under the 2009 Plan from 3,210,133 shares to 6,210,133 shares. A copy of the amendment is included as Appendix A to this Proxy Statement.

Purposes of the 2009 Plan

The purposes of the 2009 Plan are to (i) enhance the Company’s ability to attract highly qualified personnel; (ii) strengthen its retention capabilities; (iii) enhance the long-term performance and competitiveness of the Company; and (iv) align the interests of Participants (as defined in the 2009 Plan) with those of the Company’s stockholders. The 2009 Plan includes a variety of forms of awards, including stock options, stock appreciation rights, restricted shares, restricted share units, unrestricted shares, deferred share units and performance awards, which allow the Company to adapt its incentive compensation program to meet the needs of the Company.

Background of the 2009 Plan

In connection with (i) the contribution to the Company of all of the membership interests of GAG, LLC by the members of GAG, LLC, and (ii) the merger of Alternative Asset Management Acquisition Corp. (“AAMAC”) with and into its wholly-owned subsidiary, AAMAC Merger Sub, Inc., in each case which occurred on July 31, 2009 (collectively, the “Acquisition”), the Company assumed the 2009 Plan (then entitled the AAMAC 2009 Stock Incentive Plan) which had been approved by the AAMAC stockholders on July 31, 2009. In accordance with Section 13(a) of the 2009 Plan, in connection with the Company’s assumption of the 2009 Plan, the Board adjusted the maximum number of shares of the Company’s common stock that may be delivered under the 2009 Plan to 782,200 shares to account for the two-for-one exchange ratio of the Company’s common stock for AAMAC’s common stock in the Acquisition. On August 19, 2009, the Board approved an amendment and restatement of the 2009 Plan which adjusted the number of shares of the Company’s common stock reserved for issuance thereunder to 391,100 shares. On August 13, 2014, the Board, subject to and contingent upon stockholder approval, approved an amendment and restatement of the 2009 Plan, which, among other things, adjusted the number of shares of the Company’s common stock reserved for issuance thereunder to 3,210,133 shares and extended the term of the 2009 Plan until October 7, 2024. The 2009 Plan was then amended on February 11, 2015, to reflect the change of the Company’s name from Great American Group, Inc. to B. Riley Financial, Inc., and again on May 4, 2015 to provide the Committee (as defined below) with discretion to make payments in respect of dividends associated with shares of stock underlying certain awards.

In connection with our acquisition of FBR & Co. (“FBR”) on June 1, 2017, we assumed the FBR & Co. 2006 Long-Term Incentive Plan (the “FBR Plan”). As of April 5, 2019, 1,747,740 shares available for issuance under the FBR Plan, as well as any additional shares that are subject to any award under the FBR Plan that expires, or is forfeited, cancelled or otherwise terminated without the issuance of some or all of the shares that are subject to the award, may be issued to certain employees of the Company under the 2009 Plan.

On February 27, 2019, the Board approved, subject to stockholder approval, an amendment of the 2009 Plan to increase the number of shares of common stock reserved for issuance under the 2009 Plan by 3,000,000 shares, so that the total number of shares of the Company’s common stock reserved for issuance under the 2009 Plan will increase from 3,210,133 shares to 6,210,133 shares. At the Annual Meeting, the stockholders will consider the approval of the Amended Plan.

Purpose of the Amendment of the 2009 Plan

We are asking our stockholders to approve the Amended Plan so that we can continue to use the 2009 Plan to attract and encourage the continued employment and service of, and maximum efforts by employees, consultants and directors by offering those persons an opportunity to acquire or increase a direct proprietary interest in our operations and future success.

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Increase in Share Reserve. The increase in the share reserve is being requested to assure that we continue to have a sufficient number of shares available to compensate, reward and provide incentives to current employees, and also to recruit new employees. As of April 5, 2019, a total of 1,624,858 shares of our common stock remain available for issuance under the 2009 Plan, excluding (i) the shares that would be added pursuant to the Amended Plan, (ii) any future shares from cancellations or forfeitures, and (iii) 1,747,740 shares of common stock previously available for issuance under the FBR Plan that may be issued under the 2009 Plan only to individuals who were employees of FBR prior to the closing of our acquisition of FBR, individuals who became employees of the Company after the closing of our acquisition of FBR, or employees of any entity acquired by the Company after our acquisition of FBR, as well as future shares from cancellations or forfeitures of awards granted under the FBR Plan. As of April 5, 2019, restricted stock units for the issuance of a maximum of 831,183 shares of our common stock were outstanding. The additional 3,000,000 shares of our common stock for which stockholder approval is sought represents approximately 11.3% of our 26,525,216 outstanding shares of common stock (measured as of April 5, 2019).

Increase in Incentive Stock Option Limit. The increase in the maximum number of incentive stock options that may be issued under the 2009 Plan is being requested to ensure that, in light of the proposed increase to the share reserve under the 2009 Plan, we have flexibility to issue incentive stock options with respect to a sufficient number of shares to compensate, reward and provide incentives to current employees, and also to recruit new employees.

Our Board believes that the approval of the Amended Plan is in the best interests of our Company and stockholders as the availability of an adequate number of shares reserved for issuance under the 2009 Plan is an important factor in attracting, motivating and retaining qualified individuals essential to our success.

We strongly believe that the approval of the Amended Plan is essential to our continued success. The Board and management believe that equity awards motivate high levels of performance, align the interests of our personnel and stockholders by giving directors, employees and consultants the perspective of an owner with an equity stake in the Company, and provide an effective means of recognizing their contributions to the success of the Company. The Board and management believe that the ability to grant equity awards is a competitive necessity in our industry, and are essential to recruiting and retaining the highly qualified personnel who help the Company meet its goals, as well as rewarding and encouraging current directors, employees and consultants. The Board and management believe that the ability to grant equity awards will be important to the future success of the Company.

A general description of the Amended Plan is set forth below. This description is qualified in its entirety by the terms of the amendment included as Appendix A to this Proxy Statement, and the full text of the 2009 Plan filed as Appendix A to the proxy statement for our 2014 annual stockholder meeting. Capitalized terms used in this summary and not otherwise defined herein will have the meanings ascribed to such terms in the Amended Plan.

Section 162(m) of the Code.

Section 162(m) of the Internal Revenue Code, as amended (the “Code”), generally disallows a tax deduction to a public company for compensation in excess of $1 million paid in a year to any of the company’s “covered employees” (as defined under Section 162(m)). Certain provisions in the 2009 Plan, and summaries thereof referenced below, refer to the “performance-based compensation” exception under Section 162(m) of the Code. Pursuant to the Tax Cuts and Jobs Act (“TCJA”), this exception was repealed with respect to taxable years beginning after December 31, 2017. However, an award may still be eligible for this exception if, among other requirements, it qualifies as “performance-based compensation” under Section 162(m) of the Code pursuant to the transition relief provided by the TCJA for remuneration provided pursuant to a written binding contract which was in effect on November 2, 2017 and which was not materially modified on or after such date. Accordingly, the provisions in the Amended Plan which refer to the “performance-based compensation” exception under Section 162(m) of the Code will only apply to any award that qualifies as “performance-based compensation” under Section 162(m) of the Code pursuant to such transition relief provision. However, even if an award is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, no assurance can be given that the award will in fact qualify for the Section 162(m) Transition Relief or the “performance-based compensation” exception under Section 162(m) of the Code.

Summary of the 2009 Plan

Shares Subject to the 2009 Plan. The number of shares of the Company’s common stock currently reserved for issuance under the 2009 Plan is 3,210,133 shares. Additionally, to the extent permitted under applicable laws, the maximum number of shares of common stock available for delivery under the 2009 Plan may be increased by the number of shares available for issuance under any shareholder approved plan of an entity that is acquired by us or one of our affiliates, subject to equitable adjustment by the Committee (defined below) to give effect to the acquisition. If the Amended Plan is approved, 6,210,133 shares of our common stock will be reserved for issuance under the Amended Plan (reflecting an increase in the share reserve of 3,000,000 shares), excluding the shares of common stock previously available for issuance under the FBR Plan that may be issued under the 2009 Plan as described above. The number of shares available for Awards, all maximum limits on the number of shares that may be issued, as well as the terms of outstanding Awards, are subject to adjustment as provided in the 2009 Plan for stock splits, stock dividends, recapitalizations and other similar events. Shares of common stock that are subject to any Award that expires, or is forfeited, cancelled or otherwise terminated without the issuance of some or all of the shares that are subject to the Award will again be available for subsequent Awards.

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Administration. Either the Board or a committee appointed by the Board administers the 2009 Plan. The Board and any committee exercising discretion under the 2009 Plan from time to time are referred to herein as the “Committee.” Currently, the compensation committee of the Board acts as the Committee for purposes of the 2009 Plan. The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without Cause, and fill vacancies on the Committee. To the extent permitted by law, the Committee may authorize one or more executive officers to make Awards to Eligible Persons other than themselves. With respect to decisions involving an Award intended to satisfy the requirements of Section 162(m) of the Code, the Committee is to consist of two or more directors who are “outside directors” for purposes of that Code section. The Committee may delegate administrative functions to certain directors or employees of the Company or its affiliates.

Subject to the terms of the 2009 Plan, the Committee has express authority to determine the Eligible Persons who will receive Awards, the number of shares of common stock, units or dollars to be covered by each Award, and the terms and conditions of Awards. The Committee has broad discretion to prescribe, amend, and rescind rules relating to the 2009 Plan and its administration, to interpret and construe the terms of the 2009 Plan and the terms of all Award agreements, and to take all actions necessary or advisable to administer the 2009 Plan. Within the limits of the 2009 Plan, the Committee may accelerate the vesting of any Award, allow the exercise of unvested Awards, and may modify, replace, cancel or renew them.

The 2009 Plan provides that the Company and its affiliates will indemnify members of the Committee and their delegates against any claims, liabilities or costs arising from the good faith performance of their duties under the 2009 Plan. The 2009 Plan releases these individuals from liability for good faith actions associated with the 2009 Plan’s administration and interpretation.

Eligibility. The Committee may grant options that are intended to qualify as incentive stock options, or ISOs, only to employees, and may grant all other Awards to Eligible Persons. The 2009 Plan and the discussion below use the term “Participant” to refer to an Eligible Person who has received an Award. The 2009 Plan provides that the maximum number of Shares with respect to which Options, Share Appreciation Rights (“SARs”) and Performance Awards may be granted to any Participant in any calendar year shall be 1,000,000 Shares. As of April 5, 2019, approximately 1,047 employees and 5 non-employee directors, were eligible to participate in the 2009 Plan.

Types of Awards.

Options. Options granted under the 2009 Plan provide Participants with the right to purchase shares of common stock at a predetermined exercise price. The Committee may grant options that are intended to qualify as ISOs or options that are not intended to so qualify, referred to herein as Non-ISOs. The 2009 Plan also provides that ISO treatment may not be available for options that become first exercisable in any calendar year to the extent the value of the underlying shares that are the subject of the option exceed $100,000 (based upon the fair market value of the shares of common stock on the option grant date). Currently, the maximum number of shares that may be granted as ISOs under the 2009 Plan is 3,210,133 shares. If the Amended Plan is approved, the maximum number of shares that may be granted as ISOs will be increased to 6,210,133 shares.

SARs. A share appreciation right generally permits a Participant who receives it to receive, upon exercise, cash and/or shares of common stock equal in value to an amount determined by multiplying (i) the excess of the fair market value, on the date of exercise, of the shares of common stock with respect to which the SAR is being exercised, over the exercise price of the SAR for such shares by (ii) the number of shares with respect to which the SARs are being exercised. The Committee may grant SARs in tandem with options or independently of them. SARs that are independent of options may limit the value payable on its exercise to a percentage, not exceeding 100%, of the excess value.

Exercise Price for Options and SARs. The exercise price of ISOs, Non-ISOs, and SARs may not be less than 100% of the fair market value on the grant date of the shares of common stock subject to the Award (110% of fair market value for ISOs granted to employees who, on the grant date, own stock representing more than 10% of the combined voting power of all classes of stock of the Company).

Exercise of Options and SARs. To the extent exercisable in accordance with the agreement granting them, an option or SAR may be exercised in whole or in part, and from time to time during its term, subject to earlier termination relating to a holder’s termination of employment or service. With respect to options, the Committee has the discretion to accept payment of the exercise price in any of several forms (or combination of them), including: cash or check in U.S. dollars, certain shares of common stock, and cashless exercise under a program the Committee approves. The term over which Participants may exercise options and SARs may not exceed ten years from the date of grant (five years in the case of ISOs granted to employees who, on the grant date, own more than 10% of the combined voting power of all classes of stock of the Company).

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Subject to the terms of the agreement evidencing an option grant, options and SARs may be exercised during the six-month period after the optionee retires, during the one-year period after the optionee’s termination of service due to death or permanent disability, and during the 90-day period after the optionee’s termination of employment without cause (but in no case later than the termination date of the option). The agreements evidencing the grant of an option may, in the discretion of the Committee, set forth additional or different terms and conditions applicable to such option upon a termination or change in status of the employment or service of the option holder. All SARs may be settled in cash or shares of the Company’s stock and shall be counted against the number of shares available for award under the 2009 Plan only to the extent shares are issued upon settlement of the SARs.

Restricted Shares, Restricted Share Units, Unrestricted Shares, and Deferred Share Units. Under the 2009 Plan, the Committee may grant restricted shares that are forfeitable until certain vesting requirements are met, may grant restricted share units which represent the right to receive shares of common stock after certain vesting requirements are met, and may grant unrestricted shares as to which the Participant’s interest is immediately vested. For restricted Awards, the 2009 Plan provides the Committee with discretion to determine the terms and conditions under which a Participant’s interests in such Awards becomes vested. The 2009 Plan provides for deferred share units in order to permit select Eligible Persons to defer their receipt of compensation payable in cash or shares of common stock (including shares that would otherwise be issued upon the vesting of restricted shares and restricted share units). Deferred share units represent a future right to receive shares of common stock.

Whenever shares of common stock are delivered pursuant to these Awards, the Participant will be entitled to receive additional shares of common stock equal to the sum of (i) any stock dividends that the Company’s stockholders received between the grant date of the Award and issuance or release of the shares of common stock and (ii) a number of additional shares of common stock equal to the shares of common stock that the Participant could have purchased at Fair Market Value on the payment date of any cash dividends for shares of common stock if the Participant had received such cash dividends between its grant date and its settlement date.

If provided in an Award Agreement, whenever shares of common stock are delivered pursuant to an RSU Award, the Participant may be entitled to receive with respect to each share of common stock delivered a cash payment equal to any per-share cash dividends that the Company’s stockholders received between the grant date of the Award and issuance or release of the shares of common stock.  Such payment shall be in lieu of any additional shares of common stock that the Participant may have otherwise been entitled to receive under the 2009 Plan with respect to the cash dividends.

Performance Awards. The 2009 Plan authorizes the Committee to grant performance-based awards in the form of Performance Units that the Committee may or may not designate as “Performance Compensation Awards” that are intended to be exempt from Code section 162(m) limitations. In either case, Performance Awards vest and become payable based upon the achievement, within the specified period of time, of performance objectives applicable to the individual, the Company or any affiliate. Performance Awards are payable in shares of common stock, cash or some combination of the two; provided that that the maximum number of Shares with respect to which Performance Awards (as well as Options and SARs) may be granted to any Participant in any calendar year shall be 1,000,000 Shares (or, for Performance Units to be settled in cash, $6,000,000). The Committee decides the length of performance periods, but the periods may not be less than one fiscal year of the Company.

With respect to Performance Compensation Awards, the 2009 Plan requires that the Committee specify in writing within the time required by Code Section 162(m) the performance period to which the Award relates, and an objective formula by which to measure whether and the extent to which the Award is earned on the basis of the level of performance achieved with respect to one or more performance measures. Once established for a performance period, the performance measures and performance formula applicable to the Award may not be amended or modified in a manner that would cause the compensation payable under the Award to fail to constitute performance-based compensation under Code section 162(m).

Under the 2009 Plan, the possible performance measures for Performance Compensation Awards include, but are not limited to: cash flow (before or after dividends); stock price; stockholder return or total stockholder return; return on investment; market capitalization; debt leverage (debt to capital); sales or net sales; income, pre-tax income or net income; operating profit, net operating profit or economic profit; return on operating revenue or return on operating assets; operating ratio; market share improvement; customer service; product line enhancements; working capital; licensing; human resources; sales of assets of Affiliates or business units; earnings per share (including, without limitation, earnings before interest, taxes, depreciation and amortization); return on equity; return on capital (including without limitation return on total capital or return on invested capital); return on assets or net assets; economic value added; revenue; backlog; operating income or pre-tax profit; gross margin, operating margin or profit margin; cash from operations; operating revenue; general and administrative expenses; new production introductions; strategic mergers or acquisitions; research; litigation; and information services. Each measure will be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a Performance Compensation Award, to the extent permitted under Code section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance measures may vary from performance period to performance period, and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.

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Forfeiture. Unless otherwise provided in an agreement granting an Award, the Company has the following recourse against a Participant who does not comply with certain employment-related covenants, either during or after employment: the Company may terminate any outstanding, unexercised, unexpired, unpaid, or deferred Awards, rescind any exercise, payment or delivery pursuant to the Award, or recapture any common stock (whether restricted or unrestricted) or proceeds from the Participant’s sale of shares issued pursuant to the Award. Essentially the same recoupment rights are available to the Company with respect to Awards that are granted, vested, or settled during certain periods affected by a Participant’s fraud or misconduct, or a financial restatement.

Income Tax Withholding. As a condition for the issuance of shares pursuant to Awards, the 2009 Plan requires satisfaction of any applicable federal, state, local, or foreign withholding tax obligations that may arise in connection with the award or the issuance of shares.

Transferability. Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of other than by will or the laws of descent and distribution, except to the extent the Committee permits lifetime transfers in the form of Non-ISOs, Share-settled SARs, Restricted Shares, or Performance Shares to charitable institutions, certain family members or related trusts, or as otherwise approved by the Committee.

Certain Corporate Transactions. The Committee shall equitably adjust the number of shares covered by each outstanding Award, and the number of shares that have been authorized for issuance under the 2009 Plan but as to which no Awards have yet been granted or that have been returned to the 2009 Plan upon cancellation, forfeiture or expiration of an Award, as well as the price per share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the shares, or any other increase or decrease in the number of issued shares effected without receipt of consideration by the Company. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Options under the 2009 Plan such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Options so replaced. In any case, such substitution of securities will not require the consent of any person who is granted options pursuant to the 2009 Plan.

In addition, in the event of a Change in Control (as defined in the 2009 Plan) but subject to the terms of any Award agreements or any employment or other similar agreement between the Company or any of its affiliates and a Participant then in effect, each outstanding Award shall be assumed or a substantially equivalent award shall be substituted by the surviving or successor corporation or a parent or subsidiary of such surviving or successor corporation upon the consummation of the transaction; provided, however, that to the extent outstanding Awards are neither being assumed nor replaced with substantially equivalent Awards by the successor corporation, the Committee may in its sole and absolute discretion and authority, without obtaining the approval or consent of the Company’s stockholders or any Participant with respect to his or her outstanding Awards, take one or more of the following actions: (a) accelerate the vesting of Awards for any period so that Awards shall vest (and, to the extent applicable, become exercisable) as to the shares of common stock that otherwise would have been unvested and provide that repurchase rights of the Company with respect to shares of common stock issued pursuant to an Award shall lapse as to the shares of common stock subject to such repurchase right; (b) arrange or otherwise provide for payment of cash or other consideration to Participants in exchange for the satisfaction and cancellation of outstanding Awards; or (c) terminate all or some Awards upon the consummation of the transaction, provided that the Committee shall provide for vesting of such Awards in full as of a date immediately prior to consummation of the Change of Control. To the extent that an Award is not exercised prior to consummation of a transaction in which the Award is not being assumed or substituted, such Award shall terminate upon such consummation.

Notwithstanding the above, in the event a Participant holding an Award assumed or substituted by the successor corporation in a Change in Control is Involuntarily Terminated (as defined in the 2009 Plan) by the successor corporation in connection with, or within 12 months (or other period either set forth in an Award Agreement, or as increased thereafter by the Committee to a period longer than 12 months) following consummation of, the Change in Control, then any assumed or substituted Award held by the terminated Participant at the time of termination shall accelerate and become fully vested (and exercisable in full in the case of Options and SARs), and any repurchase right applicable to any shares of common stock shall lapse in full. The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the Participant’s termination.

In the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Committee may, in its discretion, appropriately adjust the price per share covered by each outstanding Award to reflect the effect of such distribution. Finally, if the Company dissolves or liquidates, all Awards will terminate immediately prior to such dissolution or liquidation, subject to the ability of the Board to exercise any discretion that the Board may exercise in the case of a Change in Control.

Term of the 2009 Plan; Amendments or Termination. The term of the 2009 Plan is ten years from October 7, 2014, the date the amendment and restatement of the 2019 Plan was approved by our board of directors and the stockholders. The Board may from time to time, amend, alter, suspend, discontinue or terminate the 2009 Plan; provided that no amendment, suspension or termination of the 2009 Plan shall materially and adversely affect Awards already granted. Furthermore, neither the Company nor the Committee shall, without stockholder approval, allow for a repricing within the meaning of the federal securities laws applicable to proxy statement disclosures. In addition, the Committee may not cancel an outstanding Option whose exercise price is greater than Fair Market Value at the time of cancellation for the purpose of reissuing the Option to the participant at a lower exercise price or granting a replacement award of a different type. Notwithstanding the foregoing, the Committee may amend the 2009 Plan to comply with changes in tax or securities laws or regulations, or in the interpretation thereof.

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Expected Tax Consequences

The following is a brief summary as of this date of certain federal income tax consequences of certain transactions under the 2009 Plan. This summary is not intended to be complete and does not describe state or local tax consequences. The federal tax laws may change and the federal, state and local tax consequences for any Participant will depend upon his or her individual circumstances. Tax consequences for any particular individual may be different.

U.S. Federal Income Tax Consequences

The material federal income tax consequences of the issuance and exercise of stock options and other awards under the Plan, based on the current provisions of the Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the Plan are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation.

Non-ISOs. A Participant will not recognize income at the time a Non-ISO is granted. At the time a Non-ISO is exercised, the Participant will recognize ordinary income in an amount equal to the excess of (a) the fair market value of the shares of common stock issued to the Participant on the exercise date, over (b) the exercise price paid for the shares. At the time of sale of shares acquired pursuant to the exercise of a Non-ISO, the appreciation (or depreciation) in value of the shares after the date of exercise will be treated either as short-term or long-term capital gain (or loss) depending on how long the shares have been held. A Non-ISO can also be considered non-qualified deferred compensation and subject to Section 409A of the Code. A Non-ISO that does not meet the requirements of Section 409A of the Code can result in the acceleration of income recognition, an additional 20% tax obligation plus penalties and interest.

ISOs. A Participant will not recognize income upon the grant of an ISO. There are generally no tax consequences to the Participant upon exercise of an ISO (except the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price is a tax preference item possibly giving rise to an alternative minimum tax). If the shares of common stock are not disposed of within two years from the date the ISO was granted or within one year after the ISO was exercised, any gain realized upon the subsequent disposition of the shares will be characterized as long-term capital gain and any loss will be characterized as long-term capital loss. If both of these holding period requirements are not met, then a “disqualifying disposition” occurs and (a) the Participant recognizes ordinary income gain in the amount by which the fair market value of the shares at the time of exercise exceeded the exercise price for the ISO and (b) any remaining amount realized on disposition (except for certain “wash” sales, gifts or sales to related persons) will be characterized as capital gain or loss.

Share Appreciation Rights. A Participant to whom a SAR is granted will not recognize income at the time of grant of the SAR. Upon exercise of a SAR, the Participant must recognize taxable compensation income in an amount equal to the value of any cash or shares of common stock that the Participant receives. A SAR can also be considered non-qualified deferred compensation and subject to Section 409A of the Code. A SAR that does not meet the requirements of Section 409A of the Code can result in the acceleration of income recognition, an additional 20% tax obligation plus penalties and interest.

Restricted Shares, Restricted Share Units, Defined Share Units, and Performance Awards. In general, a Participant will not recognize income at the time of grant of restricted shares, restricted share units, defined share units or Performance Awards, unless the Participant elects with respect to restricted shares to accelerate income taxation to the date of the Award. In this event, a Participant would recognize ordinary income equal to the excess of the market value of the restricted shares over any amount the Participant pays for them (in which case subsequent gain or loss would be capital in nature). In the absence of an election to accelerate income taxation to the date of an Award, a Participant must recognize taxable compensation income equal to the value of any cash or shares of common stock that the Participant receives when the Award vests. The same tax consequences apply to Performance Awards. Restricted share units can also be considered non-qualified deferred compensation and subject to Section 409A of the Code. A grant of restricted stock units that does not meet the requirements of Section 409A of the Code can result in the acceleration of income recognition, an additional 20% tax obligation plus penalties and interest.

Unrestricted Shares. A Participant will recognize income at the time of grant of unrestricted shares, in an amount equal to the excess of the market value of the unrestricted shares over any amount the Participant pays for them (in which case subsequent gain or loss would be capital in nature).

Special Tax Provisions. The Company may not be able to deduct the aggregate compensation in excess of $1,000,000 attributable to Awards that are not “performance-based” within the meaning of Code section 162(m) in certain circumstances. The 2009 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any provisions of the Employee Retirement Income Security Act of 1974.

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Income Taxes and Deferred Compensation. The 2009 Plan provides that participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including any taxes arising under Section 409A of the Code), and that the Company will not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes. Nevertheless, the 2009 Plan authorizes the Committee to organize any deferral program, to require deferral election forms, and to grant or to unilaterally modify any Award in a manner that (i) conforms with the requirements of Section 409A of the Code, (ii) that voids any Participant election to the extent it would violate Section 409A of the Code, and (iii) for any distribution election that would violate Section 409A of the Code, to make distributions pursuant to the Award at the earliest to occur of a distribution event that is allowable under Section 409A of the Code or any distribution event that is both allowable under Section 409A of the Code and is elected by the Participant, with the Committee’s consent, in accordance with Section 409A.

General Tax Law Considerations

The preceding paragraphs are intended to be merely a summary of certain important tax law consequences concerning a grant of options under the 2009 Plan and the disposition of shares issued thereunder in existence as of the date of this Proxy Statement. Special rules may apply to the Company’s officers, directors or greater than ten percent stockholders. Participants in the 2009 Plan should review the current tax treatment with their individual tax advisors at the time of grant, exercise or any other transaction relating to an Award or the underlying shares.

Plan Benefits

Generally, awards granted under the Amended Plan are at the discretion of the Committee. As such, with the exception of grants that have already been made, it is not possible to determine the benefits or the amounts to be received under the Amended Plan by the Company’s officers, employees, consultants or non-employee directors because the Amended Plan does not provide for set benefits or amounts with respect to awards granted under the Amended Plan, and we have not approved any awards that are conditioned on stockholder approval of this Proposal 5. Similarly, the benefits or amounts which would have been received by or allocated to executive officers and our other employees for the last completed fiscal year if the Amended Plan had been in effect cannot be determined. For information regarding awards made to our named executive officers under the 2009 Plan outstanding as of December 31, 2018, see “Outstanding Equity Awards at 2018 Fiscal Year End.” For information regarding awards made to our directors under the 2009 Plan outstanding as of December 31, 2018, and for a description of our compensation program for directors, see “Director Compensation.”

As of April 5, 2019, 831,183 options, warrants or rights granted under the 2009 Plan were issued and outstanding to our directors, executive officers and employees under the 2009 Plan, as shown below.

Name and Position	Awards No.	Dollar Value ($)
Named Executive Officers
Bryant R. Riley, Chairman and Co-Chief Executive Officer	79,308	1,364,098
Thomas J. Kelleher, Co-Chief Executive Officer	49,568	852,570
Phillip J. Ahn, Chief Financial Officer and Chief Operating Officer	37,654	647,649
Andrew Gumaer, Chief Executive Officer of GAG, LLC	44,568	766,570
Kenneth Young, President and Chief Executive Officer of B. Riley Principal Investments, LLC	34,627	595,584
Andrew Moore, Chief Executive Officer of B. Riley FBR, Inc.	33,636	578,539

All current executive officers as a group	325,282	5,594,850
All current directors who are not executive officers as a group	11,310	194,532
Each director nominee	n/a	-
Each associate of all directors, nominees and executive officers	27,792	478,022
Each person who received 5% of such awards	n/a	-
All employees who are not executive officers as a group (1)	466,799	8,028,943

(1)	The “associate”, as defined above, can also be categorized as an “employee who is not an executive officer”, however their shares are excluded from this total since the shares are already included in the associate category above.

Vote Required and Board of Directors’ Recommendation

Approval of this proposal requires the affirmative vote of a majority of the shares represented at the Annual Meeting and entitled to vote on the proposal. Abstentions and broker non-votes will not affect the outcome of the vote on this proposal.

The Board of Directors recommends that you vote “FOR” approval of the amendment of the amended and restated 2009 stock incentive Plan.

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CORPORATE GOVERNANCE

Corporate Governance Guidelines

Our Board of Directors has adopted corporate governance guidelines to assist it in the exercise of its responsibilities and to serve the interests of the Company and our stockholders. The corporate governance guidelines are available for review on our website at http://ir.brileyfin.com/corporate-governance.

Director Independence

Our Board has unanimously determined that five (5) of our directors, Messrs. Antin, D’Agostino, Sheldon, Sims, and Williams, a majority of the Board, are “independent” directors as that term is defined by Nasdaq Marketplace Rule 5605(a)(2). In addition, based upon such standards, the Board determined that Messrs. Riley, Gumaer, and Kelleher are not “independent” because of their service as employees of the company.

Nominations for Directors

Our Corporate Governance Committee (“Corporate Governance Committee”) evaluates and recommends to the Board of Directors director nominees for each election of directors. In fulfilling its responsibilities, the Corporate Governance Committee considers the following factors: (i) demonstrated personal integrity and moral character; (ii) willingness to apply sound and independent business judgment for the long-term interests of the stockholders; (iii) relevant business or professional experience, technical expertise or specialized skills; (iv) personality traits and background that appear to fit with those of the other directors to produce a collegial and cooperative Board responsive to the Company’s needs; and (v) ability to commit sufficient time to effectively carry out the substantial duties of a director. The Corporate Governance Committee and the Board will not consider as a director candidate anyone who is an officer, director or principal of an enterprise which is in substantial competition with the Company. Other than the foregoing factors, there are no stated minimum criteria for director nominees. However, the Corporate Governance Committee may also consider such other factors as it may deem are in the best interests of the Company and its stockholders. The Corporate Governance Committee does, however, recognize that under applicable regulatory requirements at least one member of the Board must, and believes that it is preferable that more than one member of the Board should, meet the criteria for an “audit committee financial expert” as defined by SEC rules. Further, although the Company does not have a formal diversity policy, the Corporate Governance Committee seeks to nominate a board of directors that brings to the Company a variety of perspectives, skills, expertise, and sound business understanding and judgment, derived from business, professional, governmental, finance, community and industry experience.

The Corporate Governance Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If any member of the Board of Directors up for re-election at an upcoming annual meeting of stockholders does not wish to continue in service, the Corporate Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. If the Corporate Governance Committee believes that the Board of Directors requires additional candidates for nomination, the committee may explore alternative sources for identifying additional candidates. This may include engaging, as appropriate, a third-party search firm to assist in identifying qualified candidates.

The Corporate Governance Committee reviews all nominees, including those recommended by stockholders, for nomination by the Board in accordance with the above requirements and qualifications to determine whether they possess attributes the Corporate Governance Committee believes would be most beneficial to the Company. The Corporate Governance Committee will select qualified candidates and make its recommendations to the Board, which will formally decide whether to nominate the recommended candidates for election to the Board. Stockholders may recommend nominees for consideration by the Corporate Governance Committee by submitting the names and the following supporting information to the Company’s Secretary: Corporate Secretary, Stockholder Nominations, B. Riley Financial, Inc., 21255 Burbank Blvd., Suite 400, Woodland Hills, California 91367. The submissions should include a current resume of the candidate and statement describing the candidate’s qualifications and contact information for personal and professional references. The submission should also include the name and address of the stockholder who is submitting the nominee, the number of shares which are owned of record or beneficially by the submitting stockholder and a description of all arrangements or understandings between the submitting stockholder and the candidate.

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Our Bylaws provide that any stockholder who is entitled to vote at the annual meeting of our stockholders and who complies with the notice requirements described below may nominate persons for election to the Board of Directors. To be timely, a stockholder’s notice must be delivered to or mailed and received at our principal executive offices not less than 60 days or more than 90 days prior to the first anniversary of the date on which we first mailed our proxy materials (or, in the absence of proxy materials, our notice of meeting) for the previous year’s annual meeting of stockholders. However, if our annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the stockholder to be timely must be delivered to our corporate secretary at our principal executive offices not earlier than the close of business the 90th day prior to such annual meeting and not later than the later of (1) the 60th day prior to such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made.

The stockholder’s notice relating to director nomination(s) shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of our capital stock which are beneficially owned by the person, and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Exchange Act; (b) as to the stockholder giving the notice, (i) the name and record address of the stockholder, (ii) the class and number of shares of our capital stock which are beneficially owned by the stockholder, (iii) a representation that the stockholder is a holders of record of our capital stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such nomination and (iv) a representation whether the stockholder or beneficial owner, if any, intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of our outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (b) otherwise to solicit proxies from stockholders in support of such nomination. These notice requirements are deemed satisfied if the stockholder notifies us that he or she intends to present a nomination at the annual meeting in compliance with SEC rules and such stockholder’s nomination has been included in a proxy statement that has been prepared by us.

Stockholder Communications with Directors

Stockholders may communicate with the Board of Directors by sending a letter to the Corporate Secretary, Stockholder Communications of B. Riley Financial, Inc., 21255 Burbank Blvd., Suite 400, Woodland Hills, California 91367. Each communication must set forth the name and address of the stockholder on whose behalf the communication is sent and should indicate in the address whether the communication is intended for the entire Board, the non-management directors as a group or an individual director. Each communication will be screened by the Secretary or his designee to determine whether it is appropriate for presentation to the Board or such director(s). Examples of inappropriate communications include junk mail, spam, mass mailings, resumes, job inquiries, surveys, business solicitations and advertisements, as well as unduly hostile, threatening, illegal, unsuitable, frivolous, patently offensive or otherwise inappropriate material. Communications determined to be appropriate for presentation to the Board or the director(s) to whom it is addressed will be submitted to the Board or such director on a periodic basis. Any communications that concern complaints regarding accounting, internal controls or auditing matters will be handled in accordance with procedures adopted by the Audit Committee.

Code of Business Conduct and Ethics

Our Board has adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees. The Code of Business Conduct and Ethics is available for review on our website at http://ir.brileyfin.com/corporate-governance, and is also available in print, without charge, to any stockholder who requests a copy by writing to us at B. Riley Financial, Inc., 21255 Burbank Boulevard, Suite 400, Woodland Hills, California 91367, Attention: Investor Relations. Each of our directors, employees and officers, including our Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer, and all of our other principal executive officers, are required to comply with the Code of Business Conduct and Ethics. There have not been any waivers of the Code of Business Conduct and Ethics relating to any of our executive officers or directors in the past year.

Meetings and Committees of the Board

Our Board is responsible for overseeing the management of our business. We keep our directors informed of our business at meetings and through reports and analyses presented to the Board and the committees of the Board. Regular communications between our directors and management also occur apart from meetings of the Board and committees of the Board.

Meeting Attendance

Our Board normally meets quarterly but may hold additional meetings as required. During fiscal year 2018, the Board held four regularly scheduled meetings. Each of our directors attended at least 75% of the Board meetings he was eligible to attend, and each director attended at least 75% of the meetings of each committee of the Board on which he was serving. We do not have a policy requiring that directors attend our annual meeting of stockholders. All our directors attended our 2018 annual meeting of stockholders.

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Committees of the Board of Directors

Our Board currently has three standing committees to facilitate and assist the Board in the execution of its responsibilities: the Audit Committee, the Compensation Committee and the Corporate Governance Committee.

Audit Committee

Our Audit Committee is composed of Messrs. Mikel H. Williams (Chairperson), Todd D. Sims and Robert D’Agostino. Our Board has affirmatively determined that each member of the Audit Committee during 2018 was, and each current member is, independent under Nasdaq Marketplace Rule 5605(a)(2), and meets all other qualifications under Nasdaq Marketplace Rule 5605(c) and the applicable rules of the SEC. Our Board has also affirmatively determined that Mikel H. Williams qualifies as an “audit committee financial expert” as such term is defined in Regulation S-K under the Securities Act of 1933. During 2018, the Audit Committee held four meetings. The Audit Committee acts pursuant to a written charter, which is available for review on our website at http://ir.brileyfin.com/corporate-governance. The responsibilities of the Audit Committee include overseeing, reviewing and evaluating our financial statements, accounting and financial reporting processes, internal control functions and the audits of our financial statements. The Audit Committee is also responsible for the appointment, compensation, retention, and as necessary, the termination of our independent auditors.

Compensation Committee

Our Compensation Committee is composed of Messrs. Robert D’Agostino (Chairperson), Robert L. Antin and Michael J. Sheldon. The Board has affirmatively determined that each member of the Compensation Committee during 2018 was, and each current member is, independent as such term is defined under Nasdaq Marketplace Rule 5605(a)(2) and the applicable rules of the SEC. During 2018, the Compensation Committee held three meetings. The Board has adopted a charter for the Compensation Committee (the “Compensation Committee Charter”), which is available for review on our website at http://ir.brileyfin.com/corporate-governance. The Compensation Committee reviews and makes recommendations to the Board concerning the compensation and benefits of our executive officers, including the chief executive officer, and directors, oversees the administration of our stock incentive and employee benefits plans and reviews general policies relating to compensation and benefits.

Corporate Governance Committee

Our Corporate Governance Committee is composed of Messrs. Robert L Antin (Chairperson), Robert D’Agostino and Mikel H. Williams. The Board has affirmatively determined that each member of the Corporate Governance Committee during 2018 was, and each current member is, independent as such term is defined under Nasdaq Marketplace Rule 5605(a)(2). The Corporate Governance Committee evaluates and recommends to the Board nominees for each election of directors. During 2018, the Corporate Governance Committee did not hold any meetings, but acted two times by written consent. The Board has adopted a charter for the Corporate Governance Committee (the “Corporate Governance Committee Charter”), and a copy of that charter is available for review on our website at http://ir.brileyfin.com/corporate-governance. The responsibilities of the Corporate Governance Committee include making recommendations to the Board with respect to the nominations or elections of directors and providing oversight of our corporate governance policies and practices.

Board Leadership Structure

Pursuant to our Corporate Governance Guidelines and Bylaws, the Board may, but is not required to, select a Chairman of the Board on an annual basis. In addition, the positions of Chairman of the Board and Co-Chief Executive Officer may be filled by one individual or two different individuals. Mr. Riley, our Co-Chief Executive Officer, currently serves as Chairman of our Board.

The Board has determined that its current structure, with a combined Chairman and Co-Chief Executive Officer and independent directors as members of each Board committee, is in the best interests of our company and our stockholders. The Board believes that combining the Chairman and Co-Chief Executive Officer positions is currently the most effective leadership structure for our company given Mr. Riley’s in-depth knowledge of many of the businesses and industries in which we operate, his ability to formulate and implement strategic initiatives, and his extensive contact with and knowledge of certain of our customers. In addition, as a member of our Board of Directors since 2009, Executive Officer of B. Riley FBR, Inc. (formerly FBR Capital Markets & Co., LLC), Chairman of B. Riley & Co., LLC since founding the stock brokerage firm in 1997 and Chief Executive Officer of B. Riley & Co., LLC from 1997 to 2006, Mr. Riley provides important continuity in the operation of our business and its oversight by our Board. His knowledge and experience, as well as his role as our Co-Chief Executive Officer, provide that he is in a position to elevate the most critical business issues for consideration by our independent directors.

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We believe that the independent nature of the Board committees, as well as the practice of our independent directors regularly meeting in executive session without Mr. Riley, Mr. Gumaer, Mr. Kelleher or other members of our management present, ensures that our Board maintains a level of independent oversight of management that we believe is appropriate for our company. We do not have a lead independent director; however, pursuant to our Corporate Governance Guidelines, the Board may at any time decide to appoint a Presiding Director to provide leadership of executive sessions of the Board and consult with the Chairman with respect to matters to be brought before the Board, should it believe that such an appointment would be beneficial to the company and its stockholders.

Board Role in Risk Management

The Board as a whole has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant Board committees. These committees then provide reports to the full Board. The oversight responsibility of the Board and its committees is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment, and management of critical risks and management’s risk mitigation strategies. These areas of focus include strategic, operational, financial and reporting, succession and compensation, and other risks. The Board and its committees oversee risks associated with their respective areas of responsibility, as summarized below. Each committee meets in executive session with key management personnel and representatives of outside advisors as required.

Board/Committee	Primary Areas of Risk Oversight
Full Board	Risks and exposures associated with our business strategy and other current matters that may present material risk to our financial performance, operations, prospects or reputation.

Audit Committee	Overall risk management profile and policies with respect to risk assessment and risk management, material pending legal proceedings involving the Company, other contingent liabilities, as well as other risks and exposures that may have a material impact on our financial statements.

Compensation Committee	Risks and exposures associated with management succession planning and executive compensation programs and arrangements, including incentive plans.

Corporate Governance Committee	Risks and exposures associated with director succession planning, corporate governance, and overall board effectiveness.

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Certain Relationships and Related Party Transactions

Other than as described below, since the beginning of fiscal year 2018, there were no transactions to which we were or are a party or currently proposed transactions which we are to be a party in which the amount involved exceeds $120,000 and in which any director, executive officer or beneficial holder of more than 5% of any class of our voting securities or member of such person’s immediate family had or will have a direct or indirect material interest.

John Ahn, President of our subsidiary Great American Capital Partners, LLC, is the brother of Phillip J. Ahn, one of our executive officers. Mr. J. Ahn was also President of B. Riley & Co, LLC until September 2016. Mr. J. Ahn’s total compensation, consisting of base salary, bonus, commissions, dividend equivalent payment, and restricted stock units granted in fiscal year 2018 for services rendered to us was $1,386,276, including the receipt of a restricted stock unit grant of 15,000 of our common shares with a grant date fair value of $311,250, calculated in accordance with the Financial Accounting Standards Board (“FASB”) ASC 718, that vests as follows: 5,000 of such restricted stock units vest one-third on each of May 24, 2019, May 22, 2020, and May 24, 2021, subject to the individual’s Continuous Service (as defined in our Amended and Restated 2009 Stock Incentive Plan) through the applicable vesting date. Additionally, Mr. J. Ahn is entitled to receive promptly following each vesting date an amount equal to the product of (i) the number of RSUs vested on such vesting date, multiplied by (ii) the total dividends declared and paid per share of common stock since the date of award. Mr. J. Ahn participates in various of our employee benefit programs, including health insurance benefits, life insurance benefits, and group life and long-term disability coverage, under the plans generally available to all other salaried employees.

Transfer Agreement, Line of Credit, and Security Agreement

On February 1, 2019, we entered into a Transfer Agreement (the “Transfer Agreement”) with GACP II, LP (“GACP II”), a fund managed by Great American Capital Partners, LLC, our indirect wholly owned subsidiary (“GACP”), and John Ahn, the President of GACP. The Transfer Agreement provides for, among other things, the transfer to Mr. J. Ahn of our entire limited partnership interest in GACP II (the “Transferred Interest”), which represents a capital commitment in the aggregate amount of $5.0 million. In connection with the Transfer Agreement, we provided Mr. J. Ahn with a non-recourse, secured line of credit in the aggregate amount of up to $5,003,000, pursuant to the terms of a Secured Line of Credit Promissory Note (the “Note”) dated February 1, 2019, to fund the purchase price of the Transferred Interest. We also entered into a Security Agreement with Mr. J. Ahn on February 1, 2019, which granted to us a security interest in the Transferred Interest to secure Mr. J. Ahn’s obligations under the Note.

 Separation Agreement

Effective November 2, 2018, Gary Wunderlich resigned from his positions as Chief Executive Officer of Wunderlich Investment Company, Inc., our subsidiary, and as a director of the Company. In connection with his resignation, we entered into a Separation Agreement (the “Separation Agreement”) with Mr. Wunderlich. The Separation Agreement provides for, among other things, the payment to Mr. Wunderlich of a severance package, including (i) a one-time payment of $1,000,000 within 60 days following the agreement date, (ii) payments equal to one and one-half of Mr. Wunderlich’s annual salary and average annual incentive payments in the aggregate amount of $1,274,813 to be paid over a period of 24 months, (iii) accelerated vesting of 65,395 restricted stock units (RSUs), (iv) a payment of $54,278 within 60 days of the agreement date representing accrued dividends on RSUs, and (v) COBRA payments for a period of up to 24 months following the termination date. Also, pursuant to the Separation Agreement, Mr. Wunderlich provided a general release of claims against the Company and its affiliates.

B&W Agreements

On April 5, 2019, our subsidiary, B. Riley FBR, Inc. (“FBR”), agreed to provide Babcock & Wilcox, Inc., a Delaware corporation (“B&W”), with (i) $150.0 million in additional commitments under Tranche A-3 of last out term loans and (ii) an incremental uncommitted facility of up to $15.0 million pursuant to Amendment No. 16 (the “Amendment”), to B&W’s Credit Agreement, dated May 11, 2015 (as amended to date, the “Credit Agreement”), with Bank of America, N.A., as administrative agent and lender, and the other lenders party thereto. FBR, together with Vintage Capital Management, LLC (“Vintage Capital”), is a lender with respect to B&W’s last out term loans under the Credit Agreement. Kenneth Young, our President, is the Chief Executive Officer of B&W and may be deemed to have an indirect interest in the transaction.

On April 5, 2018, in connection with the Tranche A-3 last out term loans, B&W, FBR and Vintage Capital entered into a letter agreement (the “Letter Agreement”), pursuant to which the parties agreed to use their reasonable best efforts to effect a series of equitization transactions for a portion of the last out term loans extended under the Credit Agreement, subject to, among other things, approval by B&W’s shareholders. These transactions (the “Equitization Transactions”) consist of: (i) a $50.0 million rights offering (the “Rights Offering”) allowing B&W’s shareholders to subscribe for shares of B&W’s Common Stock at a price of $0.30 per share (the “Subscription Price”), the proceeds of which will be used to prepay a portion of the last out term loans under the Credit Agreement, (ii) the exchange of Tranche A-1 last out term loans under the Credit Agreement for shares of B&W’s Common Stock at a price per share equal to the Subscription Price (the “Debt Exchange”), and (iii) the issuance to FBR or its designees of an aggregate of 16,667,667 warrants, each to purchase one share of B&W’s Common Stock at an exercise price of $0.01 per share (the “Warrant Issuance”). FBR will use its reasonable best efforts to act as a backstop for the Rights Offering to the extent the Rights Offering is not fully subscribed, by exchanging last out term loans that it holds for any unsubscribed shares in the offering at a price per share equal to the Subscription Price (the “Backstop Commitment”).

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The parties to the Letter Agreement also agreed to negotiate one or more additional agreements that will provide FBR and Vintage Capital with certain governance rights, including the right to nominate individuals to serve on B&W’s board of directors (the “B&W Board”), subject to certain continued lending and equity ownership thresholds and (ii) pre-emptive rights permitting FBR to participate in future issuances of B&W’s equity securities. The size of the B&W Board will remain at seven directors.

B&W has committed, subject to shareholder approval and in consultation with FBR and Vintage Capital, to establish an equity pool of 16,666,666 shares of B&W’s Common Stock for issuance to B&W’s management, upon such terms (including any vesting period or performance targets), in such amounts and forms of awards as the Compensation Committee of the B&W Board determines. The issuance of any shares of B&W’s Common Stock (or other securities) in connection with the Equitization Transactions is subject to the receipt of all required shareholder approvals, and no shares of B&W’s Common Stock (or other securities) will be issued before such approvals have been obtained.

Escrow Agreement

On July 31, 2009, Andrew Gumaer and the other individual who was then a member of GAG, LLC, contributed all of their membership interests of GAG, LLC to us, which we refer to as the contribution, in exchange for our common shares and subordinated unsecured promissory notes issued in favor of Mr. Gumaer, the other member and the phantom equityholders of GAG, LLC. Concurrently with the contribution, Alternative Asset Management Acquisition Corp., which we refer to as AAMAC, merged with and into AAMAC Merger Sub, Inc., our subsidiary, which transaction, together with the contribution, we refer to as the AAMAC acquisition.

In connection with the consummation of the AAMAC acquisition, we entered into an escrow agreement, dated as of July 31, 2009, which we refer to as the escrow agreement, with AAMAC, GAG, LLC, Andrew Gumaer, as representative of the members and phantom equityholders of GAG, LLC, and Continental Stock Transfer & Trust Company, as escrow agent, to provide a fund (a) to secure the indemnification obligations of GAG, LLC to AAMAC against losses that we, as the surviving entity of the AAMAC acquisition, may sustain as a result of (i) the inaccuracy or breach of any representation or warranty made by GAG, LLC in the acquisition agreement relating to the AAMAC acquisition or any schedule or certificate delivered by GAG, LLC in connection with such agreement and (ii) the non-fulfillment or breach of any covenant or agreement made by GAG, LLC in such agreement, (b) to offset against any working capital shortfall pursuant to the acquisition agreement relating to the AAMAC acquisition or (c) to offset against any inventory amount shortfall. Pursuant to the escrow agreement, among other things, Mr. Gumaer and as the other member of GAG, LLC placed in escrow an aggregate of 66,000 of our common shares, which we refer to as the escrowed indemnification shares.

In August 2018, the shares held in escrow issued to the former members of Great American Group, LLC were released and 21,233 of the 66,000 shares held in escrow were cancelled to satisfy the resolution of escrow claims. The shares that remain in escrow are subject to forfeiture upon the final settlement of claims as more fully described in the related escrow instructions. The shares that remain in escrow are also subject to release if the conditions for the final settlement of claims in accordance with the escrow instructions are satisfied at the end of the respective periods.

Procedures for Approval of Related Party Transactions

Under its charter, the Audit Committee is charged with reviewing all potential related party transactions. Our policy has been that the Audit Committee, which is comprised solely of independent, disinterested directors, reviews and then recommends such related party transactions to the entire Board for further review and approval. All such related party transactions are then required to be reported under applicable SEC rules. Aside from this policy, we have not adopted additional procedures for review of, or standards for approval of, related party transactions, but instead review such transactions on a case-by-case basis.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by such person.

Based solely on our review of such forms furnished to us and written representations from such reporting persons, we believe that all filing requirements applicable to our executive officers, directors and more than 10% stockholders were met in a timely manner, except that (i) Form 4s with respect to restricted stock units awarded to directors Robert Antin, Robert D’Agostino, Todd Sims, Michael Sheldon and Mikel Williams on August 21, 2018 were filed on September 18, 2018; and (ii) a Form 4 with respect to an acquisition of common stock by Todd Sims on August 9, 2018 was filed on March 18, 2019.

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MANAGEMENT AND EXECUTIVE COMPENSATION

Executive officers are elected by our Board and serve at its discretion. There are no family relationships between any director or executive officer and any other directors or executive officers. Set forth below is information regarding our executive officers as of March 31, 2019.

Name	Position	Age
Bryant R. Riley	Chairman and Co-Chief Executive Officer	52
Thomas J. Kelleher	Co-Chief Executive Officer	51
Kenneth Young	President and Chief Executive Officer of B. Riley Principal Investments, LLC	55
Phillip J. Ahn	Chief Financial Officer and Chief Operating Officer	49
Andrew Gumaer	Chief Executive Officer of GAG, LLC	58
Alan N. Forman	Executive Vice President, General Counsel and Secretary	58
Howard Weitzman	Senior Vice President, Chief Accounting Officer	57
Andrew Moore	Chief Executive Officer of B. Riley FBR, Inc.	42

Messrs. Riley, Kelleher and Gumaer’s biographical information is included with those of the other members of our Board.

Kenneth Young has served as President of B. Riley Financial, Inc. since July 2018, Chief Executive Officer of B. Riley Principal Investments, LLC since October 2016 and Chief Executive Officer of B. Riley Principal Merger Co., LLC since October 2018.  Additionally, Mr. Young currently serves as Chief Executive Officer at Babcock & Wilcox (NYSE:BW) since November 2018. Previously, Mr. Young served as a director of the Company from May 2015 to October 2016, during which he was chair of the Board’s audit committee and on the Board’s compensation and governance committees. From August 2008 to March 2016, Mr. Young served as the President and Chief Executive Officer of Lightbridge Communications Corporation (“LCC”). Prior to joining LCC in 2006, Mr. Young served as Chief Operating Officer for Liberty Media’s Connectid mobile application subsidiary, as well as Senior Vice President and Chief Marketing Officer of Liberty Media’s TruePosition Inc. Mr. Young also serves or has served as a member of various public and private company board(s) of directors. Mr. Young holds a Master’s in Business Administration from the University of Southern Illinois and a Bachelor of Science in Computer Sciences from Graceland University.

Phillip J. Ahn has served as our Chief Financial Officer and Chief Operating Officer since April 2013 and previously served as our Senior Vice President, Strategy and Corporate Development from February 2010 to April 2013. Prior to joining B. Riley, Mr. Ahn served as Vice President of Altpoint Capital Partners from June 2009 to February 2010 and as Vice President of Stone Tower Equity Partners from June 2007 to June 2009. Prior to 2007, Mr. Ahn served as Senior Investment Officer at the NY State Common Retirement Fund and also held investment banking positions at both Salomon Smith Barney and CIBC World Markets. Prior to starting his investment banking career, Mr. Ahn was a research analyst at Standard & Poor’s J.J. Kenny division. Mr. Ahn received his Bachelor of Arts in Economics from the University of Michigan in 1992 and his MBA in Finance from Columbia University in 1997, graduating with Beta Gamma Sigma honors. Mr. Ahn is a CFA charterholder and member of the CFA Society New York.

Alan N. Forman has served as our Executive Vice President, General Counsel and Secretary since May 2015. Prior to joining us, Mr. Forman served as Senior Vice President and General Counsel of STR Holdings, Inc. from April 2012 until May 2015, and as Vice President and General Counsel from May 2010 to April 2012. Mr. Forman was also a partner at Brown Rudnick LLP from May 1998 to May 2010. Mr. Forman brings extensive experience in corporate and securities law including intellectual property, licensing agreements, financing transactions, corporate governance, and mergers and acquisitions. Mr. Forman holds a B.A. in Economics from Emory University and a J.D. from the George Washington University Law School.

Howard Weitzman has served as our Senior Vice President, Chief Accounting Officer since December 2009. Prior to December 2009, Mr. Weitzman served as a Senior Manager in the SEC Services Group in the audit practice at Moss Adams, LLP and also worked twelve years in public accounting at two “Big 4” accounting firms, most recently as a Senior Manager in the financial services audit practice of Deloitte & Touche, LLP. Mr. Weitzman also held various senior financial management positions, with Banner Holdings, Inc. as the Chief Financial Officer of Central Financial Acceptance Corporation and Controller and Principal Accounting Officer of Central Rents, Inc. Mr. Weitzman also served as a Senior Vice President and Chief Financial Officer of Peoples Choice Financial Corporation. Mr. Weitzman received a B.S. in Accounting from California State University, Northridge and is a California licensed Certified Public Accountant.

Andrew Moore was appointed Chief Executive Officer of B. Riley FBR, Inc. on July 10, 2018, prior to which he served as President of B. Riley FBR, Inc. from 2016 to 2018. In 2006, Mr. Moore joined B. Riley & Co., LLC as an institutional sales professional, promoted to Director of Sales in 2011. During his tenure at B. Riley FBR, Inc., Mr. Moore’s responsibilities have included raising capital for a broad range of small-cap companies, introducing and marketing management teams to a diverse group of hedge and mutual funds, and making investment recommendations to an institutional client base. Previously, Mr. Moore held sales positions at Roth Capital Partners and Bear Stearns & Co. Mr. Moore received a Bachelor of Science in Business Administration from the University of Kansas and a Master’s in Business Administration in Finance from the University of Southern California, Marshall School of Business.

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Summary Compensation Table

The following table shows information concerning the annual compensation for services provided to us by our named executive officers during fiscal 2018, 2017 and 2016.(1)

Name and Principal Position	Year	Salary ($)	Bonus ($)(2) (3)	Stock Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	All Other Compensation ($)(6)	Total ($)
Bryant R. Riley	2018	600,000	-	830,000	1,223,266	6,839	2,660,105
Chairman and Co-Chief Executive Officer	2017	363,462	224,384	600,005	1,086,963	-	2,274,814
	2016	300,000	500,000	388,057	600,000	-	1,788,057

Thomas J. Kelleher	2018	545,769	-	518,750	1,223,266	8,399	2,296,184
Co-Chief Executive Officer	2017	399,807	95,044	437,911	702,843	-	1,635,605
	2016	372,926	-	242,537	745,852	-	1,361,315

Phillip J. Ahn	2018	412,500	-	373,500	543,674	7,545	1,337,219
Chief Financial Officer and Chief Operating Officer	2017	347,115	56,096	300,003	583,739	-	1,286,953
	2016	325,000	-	194,033	650,000	-	1,169,033

Andrew Gumaer	2018	500,000	-	415,000	679,592	8,399	1,602,991
Chief Executive Officer of GAG, LLC	2017	342,308	149,589	437,911	644,126	-	1,573,934
	2016	300,000	500,000	242,537	600,000	-	1,642,537

Kenneth Young (7)	2018	519,039	-	415,000	747,551	89,780	1,771,370
President and Chief Executive Officer of B. Riley Principal Investments, LLC

Andrew Moore (7)	2018	283,077	50,000	415,000	764,038	2,280	1,514,395
Chief Executive Officer, B. Riley FBR, Inc.

(1)	The table above summarizes the total compensation earned by each of our named executive officers for the fiscal years ended December 31, 2018, 2017 and 2016. As our employees, none of Messrs. Riley, Gumaer or Kelleher, each of whom were directors during all or a portion of the fiscal years ended December 31, 2018, 2017 and 2016, received any compensation for his services as a director.

(2)	Bonus amounts in 2017 and 2016 were discretionary bonuses for named executive officers approved by the Compensation Committee.

(3)	Bonus paid to Mr. Moore in 2018 included discretionary bonus earned and paid prior to his becoming an executive officer.

(4)	Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 of restricted stock unit grants granted during the applicable fiscal year. The assumptions used in the calculations for these amounts are described in Note 18 of the Notes to Consolidated Financial Statements in our annual report on Form 10-K for the fiscal year ended December 31, 2018. For a discussion of the material terms of each outstanding restricted stock unit grant, see the table below entitled “Outstanding Equity Awards at 2018 Fiscal Year End.”

(5)	The amounts listed in this column include non-equity incentive compensation earned by and paid to each of our named executive officers for the fiscal years ended December 31, 2018, 2017 and 2016. In the case of Mr. Moore, $220,364 in 2018 sales commissions earned prior to his appointment as executive officer are included.

(6)	Includes accrued dividend rights paid upon vesting of RSUs in 2018, in accordance with award agreements, as approved by the Compensation Committee; matching contributions made under the B. Riley Financial 401(k) Plan; and payment to Mr. Young for consulting services to Babcock and Wilcox Enterprises, Inc., as approved by the Compensation Committee.

(7)	Messrs. Young and Moore became executive officers of our company on July 10, 2018. For Messrs. Young and Moore, compensation is not shown for fiscal years 2016 or 2017 because they were not named executive officers in fiscal years 2016 or 2017.

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Grants of Plan-Based Awards Table for 2018

The following table presents information concerning each grant made to our named executive officers in our fiscal year ended December 31, 2018, under any equity or non-equity incentive plan.

		Estimated Future Payouts under Non-Equity Incentive Plan Awards
Name	Grant Date (1)	Threshold ($)	Target ($)	Maximum ($)	All Other Stock Awards: Number of Units of Stock (#)	Grant Date Fair Value ($) (2)
Bryant R. Riley	6/13/2018	150,000	900,000	1,800,000	40,000	830,000

Thomas J. Kelleher	6/13/2018	150,000	900,000	1,800,000	25,000	518,750

Phillip J. Ahn	6/13/2018	100,000	400,000	800,000	18,000	373,500

Andrew Gumaer	6/13/2018	125,000	500,000	1,000,000	20,000	415,000

Kenneth Young	6/13/2018	137,500	550,000	1,100,000	20,000	415,000

Andrew Moore	6/13/2018	125,000	500,000	1,000,000	20,000	415,000

(1)	On June 13, 2018, we granted Messrs. Riley, Kelleher, Ahn, Gumaer, Young and Moore RSU awards as a component of their annual compensation for the fiscal year ended December 31, 2018, scheduled to vest one-third on May 24, 2019, one-third on May 22, 2020 and one-third on May 24, 2021, subject to continued employment with our company. Each RSU awarded represents the right to receive one share of our common stock. Additionally, each of the above award recipients has the right to receive promptly following each vesting date an amount equal to the product of (i) the number of RSUs vested on such vesting date, multiplied by (ii) the total dividends declared and paid per share of common stock since the date of award.

(2)	Represents the grant date fair value, which has been computed in accordance with FASB ASC Topic 718.
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Outstanding Equity Awards at 2018 Fiscal Year End

The following table provides information concerning outstanding equity awards held by our named executive officers as of December 31, 2018.

Name	Number of Units of Stock That Have Not Vested (#) (1)	Market Value of Units of Stock That Have Not Vested ($) (2)
Bryant R. Riley (3)	79,308	1,126,174

Thomas J. Kelleher (4)	49,568	703,866

Phillip J. Ahn (5)	37,654	534,687

Andrew Gumaer (6)	44,568	632,866

Kenneth Young (7)	34,627	491,703

Andrew Moore (8)	34,451	489,204

(1)	Represents awards of restricted stock units granted under our Amended and Restated 2009 Stock Incentive Plan.

(2)	The market value of awards of restricted stock units that have not yet vested is based on the number of unvested shares of stock as of December 31, 2018, multiplied by the closing sale price of our common shares on December 31, 2018 ($14.20 per share).

(3)	Unvested RSUs held by Mr. Riley at December 31, 2018 vest as follows: 39,739 RSUs will vest in full on May 24, 2019, 26,236 RSUs will vest in full on May 24, 2020, and 13,333 RSUs will vest in full on May 24, 2021.

(4)	Unvested RSUs held by Mr. Kelleher at December 31, 2018 vest as follows: 24,838 RSUs will vest in full on May 24, 2019, 16,397 RSUs will vest in full on May 24, 2020, and 8,333 RSUs will vest in full on May 24, 2021.

(5)	Unvested RSUs held by Mr. Ahn at December 31, 2018 vest as follows: 19,203 RSUs will vest in full on May 24, 2019, 12,451 will vest in full on May 24, 2020, and 6,000 will vest in full on May 24, 2021.

(6)	Unvested RSUs held by Mr. Gumaer at December 31, 2018 vest as follows: 23,171 RSUs will vest in full on May 24, 2019, 14,731 RSUs will vest in full on May 24, 2020, and 6,666 RSUs will vest in full on May 24, 2021.

(7)	Unvested RSUs held by Mr. Young at December 31, 2018 vest as follows: 10,968 RSUs will vest in full on May 24, 2019, 6,025 RSUs will vest in full on October 1, 2019, 10,968 RSUs will vest in full on May 24, 2020, and 6,666 RSUs will vest in full on May 24, 2021.

(8)	Unvested RSUs held by Mr. Moore at December 31, 2018 vest as follows: 815 RSUs vested in full on January 31, 2019, 15,187 RSUs will vest in full on May 24, 2019, 815 RSUs will vest in full on January 31, 2020, 10,968 RSUs will vest in full on May 24, 2020, and 6,666 RSUs will vest in full on May 24, 2021.

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Stock Vested

The following table provides information on the value realized by each of our named executive officers as a result of the vesting of RSUs during 2018.

Name	Number of Shares Acquired on Vesting (#) (1)	Value Realized on Vesting ($)
Bryant R. Riley	26,406	550,565

Thomas J. Kelleher	16,504	344,108

Phillip J. Ahn	13,203	275,283

Andrew Gumaer	16,504	344,108

Kenneth Young	10,327	222,308

Andrew Moore	9,336	192,944

(1)	RSUs of Messrs. Riley, Kelleher, Ahn, Gumaer, Young and Moore vested on May 24, 2018 as follows: 26,406, 16,504, 13,203, 16,504, 4,301 and 8,521 RSUs, respectively. The market price of our common stock on that date closed at $20.85. Mr. Moore vested in an additional 815 RSUs on January 31, 2018. The market price of our common stock on that date closed at $18.75. Mr. Young vested in an additional 6,026 RSUs on October 1, 2018. The market price of our common stock on that date closed at $22.01.

All Other Compensation

The following table sets forth additional information with respect to the amounts reported in the “All Other Compensation” column of the Summary Compensation Table for Fiscal Year 2018.

Name	Dividend Rights Paid Upon 2018 Vesting of RSUs ($) (1)	401k Plan Match ($) (2)	Other ($) (3)	Total ($)
Bryant R. Riley	6,839			6,839

Thomas J. Kelleher	4,274	4,125		8,399

Phillip J. Ahn	3,420	4,125		7,545

Andrew Gumaer	4,274	4,125		8,399

Kenneth Young	2,280		87,500	89,780

Andrew Moore	2,280			2,280

(1)	Includes accrued dividend rights paid upon May 24, 2018 vesting of RSU awards granted on June 13, 2017, in accordance with award agreements, as approved by the Compensation Committee.

(2)	The maximum 401k match for 2018 was $4,125. Our executive officers are eligible for the same 401k match program as is available to all employees.

(3)	Includes payment to Mr. Young for consulting services to Babcock and Wilcox Enterprises, Inc. in the capacity of Chief Executive Officer of Babcock and Wilcox Enterprises, as approved by the Compensation Committee.
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Potential Payments Upon Termination or Change in Control

Of our named executive officers, Messrs. Kelleher, Riley, Ahn, and Gumaer are each subject to an employment agreement that became effective on January 1, 2018, which employment agreements for Mr. Riley and Mr. Kelleher were amended on July 10, 2018. Additionally, Mr. Young and Mr. Moore are subject to employment agreements which became effective on July 10, 2018. Each of the employment agreements provides for a severance payment equal to the sum of (1) one times the executive’s base salary as in effect immediately prior to a qualifying termination plus (2) one times the executive’s target bonus for the calendar year in which the qualifying termination occurs, or if no target bonus for such calendar year has been set, the target bonus for the prior year. The employment agreements also provide for reimbursement of a portion of the executive’s COBRA premiums for up to twelve months following a qualifying termination. Qualifying terminations include (i) termination without cause by the company, (ii) termination due to death or disability and (iii) resignation for good reason. In addition, the employment agreements provide that all unvested awards become fully vested upon a change of control.

The descriptions below provide information about the payments and other benefits to which each of our named executive officers would be entitled upon a termination of such Named Executive Officer or a change in control. The tables below show, for each Named Executive Officer, our estimates of our potential cash payments and other benefits that would have been paid to the Named Executive Officer assuming that (i) such a termination or change in control was effected as of December 31, 2018, (ii) the employment agreements described in “New Employment Agreements, as Amended” below were in effect on such date and (iii) the target bonus amounts for each Named Executive Officer equal the target amounts established for fiscal year 2018 and (iv) the market value of RSUs that have not vested as of December 31, 2018 was $14.20 per share, which was the closing price of our company’s common stock on December 31, 2018, the last trading day of the year. The tables below also assume that all salary amounts earned by each Named Executive Officer through the date of such a termination or change in control had already been paid. As a result, all amounts in these tables are only estimates, and the actual amounts that would be paid can only be determined at the time of the event triggering the payments.

Payments Due Upon Termination Without Cause, for Death or Disability, or Resignation for Good Reason

	Cash Payment	Stock Awards	Non-Equity Incentive Plan Compensation	All Other Compensation	Benefits	Total
Name	($)(1)	($)(2)	($)(3)	($)(4)	($)(5)	($)
Bryant R. Riley	1,500,000	1,126,174	900,000	43,948	17,713	3,587,835
Thomas J. Kelleher	1,500,000	703,866	900,000	27,468	17,713	3,149,047
Phillip J. Ahn	800,000	534,687	400,000	21,054	17,713	1,773,454
Andrew Gumaer	1,000,000	632,866	500,000	25,168	17,713	2,175,747
Kenneth Young	1,100,000	491,703	550,000	17,716	17,713	2,177,133
Andrew Moore	1,000,000	489,204	500,000	17,716	16,880	2,023,801

(1)	In the event of involuntary termination without Cause, for death or disability, or resignation for Good Reason, in accordance with their employment agreements, executives shall receive a severance payment equal to the sum of 1x the executive’s base salary and 1x the executive’s target bonus for the calendar year in which the termination occurs.

(2)	Upon termination without Cause or for death or disability, in accordance with award agreements, unvested RSUs shall vest. The market value is based on the number of RSUs that would vest multiplied by $14.20, which was the closing price of our common stock on December 31, 2018, the last trading day of the year. In the event of resignation for Good Reason, RSUs would not vest and, therefore, numbers in this column would be zero.

(3)	A prorated portion of the target bonus for the year of termination is payable. It is assumed for purposes of this table that the termination occurred on December 31, 2018 and the full target bonus amount would be due.

(4)	Upon vesting of RSUs, accrued dividend rights, equivalent to dividends declared and paid per share of common stock from July 1, 2017 through December 31, 2018, are paid for RSUs awarded in 2017 and 2018 in accordance with award agreements. In the case of resignation for Good Reason, RSUs would not vest and, therefore, numbers in this column would be zero.

(5)	According to the terms of their employment agreements, executives shall be reimbursed the difference between the cost of health insurance coverage under COBRA and premiums paid by similarly situated employees for 12 months, or until the executive becomes eligible to receive substantially similar coverage from another employer.

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Payments Due Upon Termination With Cause or Resignation Without Good Reason

	Cash Payment	Stock Awards	Non-Equity Incentive Plan Compensation	All Other Compensation	Benefits	Total
Name	($)	($)	($)(1)	($)	($)	($)
Bryant R. Riley	-	-	900,000	-	-	900,000
Thomas J. Kelleher	-	-	900,000	-	-	900,000
Phillip J. Ahn	-	-	400,000	-	-	400,000
Andrew Gumaer	-	-	500,000	-	-	500,000
Kenneth Young	-	-	550,000	-	-	550,000
Andrew Moore	-	-	500,000	-	-	500,000

(1)	In the event an executive is terminated by the Company with Cause or resigns without Good Reason, a prorated portion of the target bonus for the year of termination is payable. It is assumed for purposes of this table that the termination occurred on December 31, 2018 and the full target bonus amount would be due.

Payments Due Upon Change in Control

	Cash Payment	Stock Awards	Non-Equity Incentive Plan Compensation	All Other Compensation	Benefits	Total
Name	($)	($)(1)	($)	($)(2)	($)	($)
Bryant R. Riley	-	1,126,174	-	43,948	-	1,170,122
Thomas J. Kelleher	-	703,866	-	27,468	-	731,334
Phillip J. Ahn	-	534,687	-	21,054	-	555,741
Andrew Gumaer	-	632,866	-	25,168	-	658,034
Kenneth Young	-	491,703	-	17,716	-	509,419
Andrew Moore	-	489,204	-	17,716	-	506,920

(1)	In accordance with executive employment agreements, unvested RSUs shall vest upon Change in Control. The market value is based on the number of RSUs that would vest multiplied by $14.20, which was the closing price of our common stock on December 31, 2018, the last trading day of the year.

(2)	Upon RSU vesting upon Change in Control, accrued dividend rights, equivalent to dividends declared and paid per share of common stock from July 1, 2017 through December 31, 2018, are paid for RSUs awarded in 2017 and 2018 in accordance with award agreements.

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Risks Related to Compensation Policies and Practices

The compensation committee has considered and regularly monitors whether our overall compensation program for employees creates incentives for employees to take excessive or unreasonable risks that could materially harm our business. Although risk-taking is a necessary part of building any business, the compensation committee focuses on aligning our compensation policies with the long-term interests of the Company and its stockholders and avoiding short-term rewards for management or other employee decisions that could pose long-term risks to the Company. We believe that several features of our compensation policies for management-level employees appropriately mitigate these risks, including a mix of long- and short-term compensation incentives that we believe is properly weighted for a company of our size, in our industry and with our stage of growth, and the uniformity of compensation policies and objectives across our employees. We also believe our internal legal and financial controls appropriately mitigate the probability and potential impact of an individual employee committing us to a harmful long-term business transaction in exchange for short-term compensation benefits.

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are providing disclosure regarding the ratio of annual total compensation of Mr. Riley and Mr. Kelleher, our Co-CEOs, to that of our median employee. Our median employee earned $109,938 in total compensation for 2018. Based upon the total 2018 compensation reported for Mr. Riley and Mr. Kelleher of $2,660,105 and $2,296,184, respectively, as reported under “Total” in the Summary Compensation Table, our ratios of Co-CEO to median employee pay were 24:1 and 21:1. Our median employee is employed in our Great American Group Advisory and Valuation Services, LLC subsidiary.

Calculation Methodology

To identify our median employee, we identified our total employee population worldwide as of December 28, 2018, excluding our Co-CEOS and employees of 2018 acquisitions GlassRatner and magicJack, in accordance with SEC rules. On December 28, 2018, 88.1% of our employee population was located in the U.S., with 11.6% in India and 0.3% in Europe, excluding employees of 2018 acquisitions GlassRatner and magicJack.

Consistently Applied Compensation Measure. We collected full-year 2018 actual gross earnings data for the December 28, 2018 employee population, including cash-based compensation and equity-based compensation that was realized in 2018, relying on our internal payroll records. Compensation was annualized on a straight-line basis for non-temporary new hire employees who did not work with our company for the full calendar year.

Once we determined the median employee, we calculated total compensation for the median employee in the same manner in which we determine the compensation shown for our named executive officers in the Summary Compensation Table, in accordance with SEC rules.

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Compensation Discussion and Analysis

The following compensation discussion and analysis provides information regarding certain aspects of our overall compensation philosophy and objectives and the elements of compensation paid to our named executive officers in 2018.

Executive Summary

2018 Compensation Philosophy

Our executive compensation program is designed (i) to provide incentives to our executive officers to manage and grow our businesses and (ii) to attract, retain, and motivate top quality, effective executives. In addition to general senior management responsibilities, each of our named executive officers also has revenue production or management responsibilities within our operating subsidiaries. In determining compensation for our named executive officers, the primary emphasis is on our consolidated financial performance, but each individual’s performance and/or business unit performance are considered. The effective implementation of this program plays an integral role in our success.

The compensation committee of the Board has responsibility for overseeing our compensation philosophy. The compensation committee has the primary authority to determine and recommend to the Board for final approval the compensation of our named executive officers.

Compensation Philosophy and Objectives

A substantial portion of each named executive officer’s total compensation is variable and delivered on a pay-for-performance basis. We believe this model provides a key incentive to motivate management to achieve our business objectives. The executive compensation program provides compensation opportunities contingent upon performance that we believe are competitive with practices of other similar financial services firms. We strongly believe that the components of our compensation programs align the interests of our named executive officers with our stockholders and will promote long-term stockholder value creation.

We link rewards to both corporate and individual performance, emphasizing long-term results and alignment with our stockholders’ interests. We align compensation with business strategy and risk and provide a mix of performance and retentive-based compensation. Long-term equity compensation is an integral part of our compensation program with awards of equity subject to vesting requirements, including continued employment. Although we do not have formal equity ownership guidelines for our executive officers and other key leaders of our company, we encourage our executives to maintain a meaningful ownership interest in our company, aligning their interests with those of our stockholders.

Our executives are eligible for the same benefit plans available to all of our employees, and we do not provide any executive perquisites, defined benefit plans, or other retirement benefits (other than the defined contribution plan available to employees generally).

Throughout this report, we refer to our Co-Chief Executive Officers, our Chief Financial Officer, and each of our three other most highly compensated executive officers for 2018 as our “named executive officers.” In addition to our Co-Chief Executive Officers and our Chief Financial Officer, this group includes our President and Chief Executive Officer of B. Riley Principal Investments, LLC, our Chief Executive Officer of Great American Group, LLC, and our Chief Executive Officer of B. Riley FBR, Inc.

Principles and Objectives of Our Compensation Program

The compensation committee of our Board has discretionary authority over the compensation of our named executive officers. In developing a compensation program for our named executive officers, the compensation committee’s goal is to link compensation decisions to both corporate and individual performance, with a focus on rewarding the achievement of financial results, as well as rewarding the individual performance and accomplishments of our named executive officers in light of their respective duties and responsibilities, the impact of their actions on our strategic initiatives, and their overall contribution to the culture, strategic direction, stability and performance of our company. Our Co-Chief Executive Officers recommend to the compensation committee the amount and form of compensation for each of our named executive officers other than themselves, and the amount and form of compensation for our Co-Chief Executive Officers are initially developed by the Chairman of the compensation committee with input from the committee’s independent compensation consultant as necessary and are then reviewed and approved by the compensation committee. Our compensation committee retains the discretion to compensate and reward our named executive officers based on a variety of other factors, including subjective or qualitative factors.

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Principles

Our compensation program for our named executive officers is designed to attract, retain and motivate executives and professionals of the highest quality and effectiveness while aligning their interests with the long-term interests of our stockholders. The following five “Principles of Compensation” summarize key categories that our Board, the compensation committee, and our management team believe are critical to recognize:

•	Company Performance - All compensation decisions are made within the context of overall company performance. We evaluate company performance primarily from a financial perspective, but also from a strategic perspective.

•	Alignment - We believe that the interests of our employees and stockholders should be aligned. Compensation directly reflects both the annual and longer-term performance of the business.

•	Risk Management - Compensation practices and decisions are designed to neither encourage nor reward excessive or inappropriate risk taking.

•	Employee Contribution - An individual’s compensation, evaluated within the context of overall company results, is determined by the individual’s contribution to the business. We consider both financial and non-financial factors. In determining individual compensation, teamwork and unselfish behavior are recognized and appropriately rewarded.

•	Quality and Retention of Staff - Total compensation levels are calibrated to the market such that we remain competitive for attracting, motivating and retaining the very best people in light of our business strategy. We seek to maximize the value of an executive’s compensation through both appropriate pay design and effective communication of pay programs. Compensation is structured to encourage long-term service and loyalty.

Objectives

The compensation committee seeks, through our compensation programs, to foster an entrepreneurial, results-focused culture that we believe is critical to the success of our company and to the long-term growth of stockholder value. In addition to appropriately rewarding individual performance, viewed in light of each named executive officer’s duties, responsibilities and function, the compensation committee also believes that it is critical to encourage commitment among the named executive officers to our overall corporate objectives and culture of partnership. A key objective of our overall compensation program is for the named executive officers to have a significant portion of their compensation linked to building long-term value for our stockholders.

Role of Independent Compensation Consultant

In 2017, the compensation committee retained Pricewaterhouse Coopers. (“PwC”), an independent consulting firm, to assist the Committee in fulfilling its duties in setting compensation for our chief executive officers. PwC was engaged by and reported solely to the compensation committee, and the compensation committee had the sole authority to approve the terms of the engagement. PwC did not provide any services to the company in Fiscal 2017 other than executive compensation consulting services provided to the compensation committee and did not provide any services to the Company in Fiscal 2018. Before engaging PwC, the compensation committee determined that PwC is independent, after taking into account the factors set forth in Rule 10C-1 of the Exchange Act and NASDAQ Marketplace Rule 5605(d)(3). PwC identified a group of public peer companies to benchmark our chief executive officer’s compensation against peer company chief executive officers and market survey data. PwC’s analysis considered: (i) base salary; (ii) annual incentive compensation; (iii) total cash compensation; (iv) long-term incentive compensation; and (v) total direct compensation. There were no changes to our executive compensation plan in 2018.

Peer Group

As part of its services, in 2017, PwC compiled data regarding chief executive officer compensation from the following “peer” companies: Cowen Group, Inc., FBR & Co., Gain Capital Holdings, Inc., Greenhill & Co., Inc., Houlihan Lokey Inc., INTL FCStone Inc., Investment Technology Group, Inc., JMP Group Inc., Moelis & Co., Oppenheimer Holdings Inc., and Piper Jaffray Companies. This peer group includes companies primarily consisting of investment banks with revenues and market capitalizations most comparable to ours. While the compensation committee considered the level of compensation paid by the firms in the peer group as a reference point that provides a framework for its decisions regarding the chief executive officer’s compensation, in order to maintain competiveness and flexibility, the compensation committee did not target compensation at a particular level relative to the peer group. Similarly, the compensation committee did not employ a formal benchmarking strategy or rely upon specific peer-derived targets. Subsequent to the receipt of the peer group data regarding chief executive officer compensation from PwC, the compensation committee reviewed executive compensation data more broadly from the peer group in evaluating the compensation of the other named executive officers. This peer group market data is an important factor considered by the compensation committee when setting compensation, but it is only one of multiple factors considered by the compensation committee, and the amount paid to each named executive officer may be more or less than the composite market median based on individual performance, the roles and responsibilities of the executive, experience level of the individual, internal equity and other factors that the compensation committee deems important.

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Review of Stockholder Advisory Votes on Our Executive Compensation

Consistent with the preference of our stockholders, which was expressed at our annual meeting of stockholders held in Hollywood, CA, our stockholders currently have the opportunity to cast an advisory vote on our executive compensation once every three years. At our 2016 annual meeting of stockholders, our executive compensation received a favorable advisory vote from 99% of the votes cast on the proposal at the meeting (which excludes abstentions and broker non-votes). The compensation committee believes this approval affirmed stockholders’ support of our approach to executive compensation, and therefore the compensation committee did not significantly change our compensation policies, philosophy, structure or levels in response to such advisory vote. The compensation committee will continue to consider the outcome of stockholder advisory votes on our executive compensation when making compensation decisions for our named executive officers and in respect of our compensation programs generally.

Elements of 2018 Compensation

This section describes the various elements of our compensation program for our named executive officers in 2018, summarized in the table below, and why the compensation committee chose to include the items in the compensation program. As detailed below, the primary elements of our compensation program during 2018 consisted of base salary, performance-based cash bonuses, or “at risk,” compensation opportunities, and long-term equity incentive compensation. We also provided benefit programs that apply to all employees. The elements of our executive compensation program are summarized as follows:

Element	Description	Function
Base Salary	Fixed cash compensation	Provides basic compensation at a level consistent with competitive practices; reflects role, responsibilities, skills, experience and performance; encourages retention

Performance-Based Cash Bonuses	Cash bonuses earned based on performance under the terms of the Management Bonus Plan (“B. Riley Bonus Plan”).	Motivates and rewards for achievement of annual company financial performance goal

Long-Term Equity Incentives	Equity awards granted at the compensation committee’s discretion under the Amended and Restated 2009 Stock Incentive Plan.	Motivates and rewards for financial performance over a sustained period; strengthens mutuality of interests between executives and stockholders; increases retention; rewards creation of shareholder value

Benefits	Defined contribution savings plan, healthcare plan and other standard company benefit plans. Named executive officers receive same coverage as other employees.	Provides market competitive savings and health and welfare benefit programs available to other employees based on standard eligibility criteria

Executive Perquisites and Other Arrangements	We do not provide perquisites, defined benefit plans (other than the defined contribution plan available to employees generally) or other retirement benefits or deferred compensation to our named executive officers.	Not applicable, except as noted

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Base Salary

The purpose of base salary is to provide a set amount of cash compensation for each named executive officer that is not variable in nature and is generally competitive with market practices. Consistent with our performance-based compensation philosophy, the base salary for each named executive officer is targeted to account for less than half of total compensation.

The compensation committee seeks to pay our named executive officers a competitive base salary in recognition of their job responsibilities for a publicly-held company by considering several factors, including competitive factors within our industry, past contributions and individual performance of each named executive officer, as well as retention. In setting base salaries, the compensation committee is mindful of total compensation and the overall goal of keeping the amount of cash compensation that is provided in the form of base salary substantially lower than the amount of bonus opportunity that is available, assuming that performance targets are met or exceeded. Base salaries for Messrs. Riley, Ahn, and Gumaer remained unchanged in 2018. The Compensation Committee approved the following base salary increases for Messrs. Kelleher, Young, and Moore on July 10, 2018 to reflect expansion of their roles and achieve more market-competitive alignment between base salary and total compensation: Mr. Kelleher’s base salary was increased from $500,000 to $600,000 upon appointment to Co-Chief Executive Officer of B. Riley Financial, Inc. Mr. Young’s base salary was increased from $500,000 to $550,000 upon appointment to President of B. Riley Financial, Inc. and executive officer. Mr. Moore’s base salary was increased from $100,000 to $500,000 upon appointment to Chief Executive Officer of B. Riley FBR, Inc. and executive officer.

B. Riley Financial, Inc. Management Bonus Plan

The B. Riley compensation committee believes performance-based cash compensation is important to focus B. Riley’s executives on, and reward B. Riley’s executives for, achieving key objectives. In furtherance of this, in August 2015, B. Riley adopted the B. Riley Financial, Inc. Management Bonus Plan, which we refer to as the B. Riley Bonus Plan. The purpose of the B. Riley Bonus Plan is to increase stockholder value and the success of B. Riley by motivating key employees, including B. Riley’s named executive officers, to perform to the best of their abilities and to achieve B. Riley’s objectives. The B. Riley bonus plan’s goals are to be achieved by providing such employees with incentive awards only after the achievement of specified objective performance goals during specified performance periods, in each case determined by the compensation committee.

In 2018, the B. Riley compensation committee established financial targets pursuant to the B. Riley Bonus Plan for B. Riley’s executive officers, including each of B. Riley’s named executive officers. The B. Riley Bonus Plan provided for: (i) a minimum award of 25% of base salary upon B. Riley achieving at least $60.75 million Earnings before Interest, Taxes, Depreciation and Amortization, Share Based Compensation, Transaction and Restructuring expenses and Other Non-recurring items and before factoring executive bonuses for 2018, and which we refer to as 2018 Adjusted EBITDA; (ii) a target award of 100% to 150% of base salary upon B. Riley achieving $81 million 2018 Adjusted EBITDA; and (iii) a maximum award of 200% to 300% of base salary upon B. Riley achieving $121.5 million or more 2018 Adjusted EBITDA. Such plan also provided for target awards of a prorated percentage of base salary based on the foregoing for 2018 Adjusted EBITDA levels between the foregoing targets. B. Riley achieved 2018 Adjusted EBITDA representing 118% of the target and the bonuses awarded to each of our named executive officers was 136% of such individual’s respective adjusted base salary after giving effect to the base salary increases in July 2018, except for Co-Chief Executive Officers who each received a bonus equal to 204% of his adjusted base salary.

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Long-Term Equity Incentive Compensation

The compensation committee believes that a significant portion of our named executive officer compensation should be in the form of equity awards as a retention tool, and to align further the long-term interests of our named executive officers with those of our other stockholders. In addition, the compensation committee makes annual grants of long-term, performance-based incentive compensation awards to the named executive officers.

The compensation committee understands that equity incentive compensation can promote high-risk behavior if the incentives it creates for short-term performance are not properly aligned with the interests of our company over the long-term. The compensation committee believes that the structure of our company’s long-term equity incentive compensation appropriately mitigates the risk by directly aligning the recipients’ interests with those of our company. We use judgment and discretion rather than relying solely on formulaic results, and do not use highly leveraged incentives that drive risky short-term behavior. Instead, we reward consistent and longer-term performance. Our long-term equity incentive compensation rewards long-term performance on a per share basis.

In fiscal 2016, 2017 and 2018, the compensation committee awarded restricted stock unit grants under B. Riley’s Amended and Restated 2009 Stock Incentive Plan to B. Riley’s named executive officers, as further described above in the “Management and Executive Compensation-Summary Compensation Table.” The compensation committee believes that these grants, which vest over a period of time, appropriately align the interests of our named executive officers with those of our stockholders and retain, motivate and reward such executives.

Timing Mix and Level of Equity Compensation Awards

In determining the number and type of equity awards to grant in any fiscal year, the compensation committee considers a variety of factors, including the responsibilities and seniority of the Named Executive Officer, the contribution that the Named Executive Officer is expected to make to our company in the coming years and has made in the past, and the size and terms of prior equity awards granted to the Named Executive Officer. Decisions regarding these equity awards are typically made at the compensation committee’s first fiscal quarter meeting at which executive compensation for the coming year is determined. However, the compensation committee may also grant equity awards from time to time based on individual and corporate achievements and other factors it deems relevant, such as for retention purposes or to reflect changes in responsibilities or similar events or circumstances.

Change in Control and Post-Termination Severance Benefits

The employment agreements for each of our named executive officers provide them certain benefits if their employment is terminated under specified conditions. The compensation committee believes these benefits are important elements of each Named Executive Officer’s comprehensive compensation package, primarily for their retention value and their alignment of the interests of our named executive officers with those of our stockholders. The details and amounts of these benefits are described in the Management and Executive Compensation section under “Payment Due Upon Termination Without Cause, for Death or Disability, or Resignation for Good Reason.”

Deductibility of Executive Compensation

Section 162(m) of the Code generally limits our corporate tax deduction for compensation paid to certain executive officers to $1 million per year. Prior to December 22, 2017, when the Tax Cuts and Jobs Act of 2017 (“TCJA”) was signed into law, this limitation did not apply to compensation that qualified as “performance-based” compensation under Section 162(m) of the Code. Under the TCJA, this “performance-based” exception is repealed for taxable years beginning after December 31, 2017, except with respect to certain “grandfathered” compensation. The Compensation Committee intends to maximize our ability to deduct executive compensation for tax purposes to the extent structuring our executive compensation for tax purposes is in alignment with our compensation philosophy. The Compensation Committee nonetheless reserves the right to use its judgment to authorize compensation payments that may not be deductible when the committee believes that such payments are appropriate and in the best interests of our shareholders, after taking into account changing business conditions or the executive officer’s performance. The Compensation Committee will continue to monitor developments under the TCJA and will continue to consider steps that might be in our best interests to comply with Section 162(m) of the Code, including the impact from the TJCA.

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Employment Agreements

Prior Employment Agreements

Employment Agreement with Bryant R. Riley

On June 18, 2014, we entered into an employment agreement with Bryant R. Riley. Pursuant to the terms of such employment agreement, from and after June 18, 2014, Mr. Riley is entitled to receive an annual base salary of $300,000, subject to adjustment in the sole discretion of the compensation committee. On October 2, 2017, the compensation committee approved an increase to Mr. Riley’s annual base salary to $600,000. Such employment agreement also provides for the award of an annual discretionary bonus and the reimbursement of certain business expenses. The employment agreement also contains an indemnification provision wherein we promise to defend, indemnify, and hold Mr. Riley harmless to the fullest extent permitted by law against any and all liabilities incurred by Mr. Riley in connection with his employment by us. The term of such employment agreement is three years from June 18, 2014, which term shall be automatically extended for one-year terms, unless either party gives the other party not less than 90 days’ prior written notice of the intention to not extend such employment agreement automatically.

Employment Agreement with Andrew Gumaer

In May 2014, we entered into amended and restated employment agreement with Andrew Gumaer in connection with the B. Riley & Co., LLC acquisition, with changes effective as of June 18, 2014, the date of the initial closing of the B. Riley & Co., LLC acquisition. Pursuant to the terms of such employment agreement, Mr. Gumaer is entitled to receive an annual base salary of $300,000, subject to adjustment in the sole discretion of the compensation committee. On October 2, 2017, the compensation committee approved an increase to Mr. Gumaer’s annual base salary to $500,000. Such employment agreement also provides for the award of an annual discretionary bonus and the reimbursement of certain business expenses. Such employment agreement also contains an indemnification provision wherein we promise to defend, indemnify, and hold Mr. Gumaer harmless to the fullest extent permitted by law against any and all liabilities incurred by Mr. Gumaer in connection with employment by us. The term of each such employment agreement is three years from June 18, 2014, which term shall be automatically extended for one-year terms, unless either party gives the other party not less than 90 days’ prior written notice of the intention to not extend such employment agreement automatically.

New Employment Agreements, as Amended

On December 29, 2017, the compensation committee approved the entrance by the company into new employment agreements with each of the named executive officers effective January 1, 2018. The employment agreements with each of Mr. Riley and Mr. Gumaer replace the prior employment agreements such individuals had with the company. Mr. Kelleher and Mr. Ahn previously did not have employment agreement with the company. The employment agreements for Mr. Riley and Mr. Kelleher were subsequently amended effective July 10, 2018. The Company also entered into employment agreements with Messrs. Young and Moore on July 10, 2018. Each of the employment agreements with the named executive officers was amended on April 3, 2019, to remove a Change of Control as an event constituting “Good Reason” to terminate the employment agreements.

The terms of the new employment agreements, together with any amendments, generally provide, among other things, for the following for each such individual:

•	An annual base salary subject to review and adjustment on an annual basis, in the initial amounts of: $600,000 per year for Mr. Riley and Mr. Kelleher, $400,000 per year for Mr. Ahn, $500,000 per year for Mr. Gumaer, $550,000 per year for Mr. Young, and $500,000 per year for Mr. Moore.

•	Eligibility for annual performance bonuses based on such individual’s performance and/or our performance in accordance with our Management Bonus Plan, with a target bonus equal to not less than 100% of such individual’s annual base salary for Messrs. Ahn, Gumaer, Young and Moore, and a target bonus equal to not less than 150% of such individual’s annual base salary for Messrs. Riley and Kelleher.

•	Eligibility for each fiscal year to receive an annual long-term incentive award under our equity incentive plan with a value of no less than 50% of such individual’s annual base salary (but in no event more than 50,000 restricted stock units). Each such award will be subject to approval of the compensation committee and vest annually over a three-year period.

•	Notwithstanding the terms of any existing agreement or plan, all outstanding unvested stock options, restricted stock units, stock appreciation rights and other unvested equity linked awards granted to such individual during the term of such individual’s employment agreement shall become fully vested upon a Change of Control and exercisable for the remainder of their full term.

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•	Participation in benefit plans for our executives, reimbursement for all reasonable and necessary out-of-pocket expenses incurred by such individual in the performance of such individual’s respective duties and paid time off in accordance with our policies.

•	A requirement for each party to give twenty (20) days prior written notice to terminate such individual’s employment.

•	If such individual is terminated with Cause (as defined in the employment agreements) or resigns without Good Reason (as defined in the employment agreements), such individual receives such individual’s base salary, benefits and accrued unused leave through termination, as well as a pro rata portion of any target bonus for the year of termination (or if no target bonus for such calendar year has been set on or prior to the effective date of termination, the target bonus for the prior year).

•	If such individual is terminated without Cause, for death or for Disability (as defined in the employment agreements) or resigns for Good Reason, such individual receives, subject to the execution of a general release, a severance payment payable in one lump sum within 45 days of termination in an amount equal to the sum of (a) one (1) times such individual’s base salary and (b) one (1) times such individual’s target bonus for the year of termination (or if no target bonus for such calendar year has been set on or prior to the effective date of termination, the target bonus for the prior year). In such circumstances, such individual shall also be eligible for reimbursement for COBRA premiums for the difference between the monthly COBRA premium paid by such individual for himself (and his dependents, if applicable) and the monthly premium amount paid by similarly situated active executives, for a period ending upon the earliest of the twelve (12) month anniversary of such termination and the date on which such individual becomes eligible to receive substantially similar coverage from another employer.

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Equity Compensation Plan Information

B. Riley Financial, Inc. Amended and Restated 2009 Stock Incentive Plan and 2018 Employee Stock Purchase Plan

Information about the B. Riley Financial, Inc. Amended and Restated 2009 (the “2009 Plan”) equity compensation plan and 2018 Employee Stock Purchase Plan (“ESPP”) at December 31, 2018 was as follows:

Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b) (4)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a)) (c) (5)
Equity compensation plans approved by our stockholders (1)	896,817	(3)	-	2,288,531
Equity compensation plans not approved by our stockholders (2)	689,430		-	1,691,227
Total	1,586,247		-	3,979,758

(1)	Includes our 2009 Plan and shares available for issuance under our ESPP.

(2)	These shares represent equity awards previously granted or available for issuance under the FBR & Co. 2006 Long-Term Stock Incentive Plan that was assumed in connection with our acquisition of FBR on June 1, 2017, and the shares available for issuance may be issued to certain employees of the Company under the 2009 Plan.

(3)	Does not include purchase rights accruing under the ESPP because the purchase price (and therefore the number of shares to be purchased) will not be determined until the end of the purchase period.

(4)	Awards listed in column (a) are restricted stock unit awards, which have no associated exercise price.

(5)	Includes 1,601,104 remaining available for future issuance under the 2009 Plan and 687,427 shares remaining available for issuance under the ESPP.

For more information on our equity compensation plans, see Notes 18 and 19 to the Consolidated Financial Statements in our annual report on Form 10-K for the fiscal year ended December 31, 2018.

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Director Compensation

We use cash and equity-based compensation to attract and retain qualified candidates to serve on our Board. In setting director compensation, we consider the significant amount of time that members of the Board expend in fulfilling their duties to us, the skill level required of such members and other relevant information. The compensation committee and the Board have the primary responsibility for reviewing, considering any revisions to, and approving director compensation. We do not pay our management directors for board service in addition to their regular employee compensation.

Prior to August 21, 2018, each of our non-employee directors received annual fees of $40,000 in cash, payable in quarterly installments, and $40,000 in equity in the form of restricted stock units under our Amended and Restated 2009 Stock Incentive Plan. Since August 21, 2018, each of our non-employee directors has received annual fees of $50,000 in cash, payable in quarterly installments, and $50,000 in equity in the form of restricted stock units under our Amended and Restated 2009 Stock Incentive Plan. Such restricted stock units are subject to vesting and will vest on the earlier of the date of our annual meeting or June 1, 2019, subject to continued service on the Board through such vesting date. In addition, each of our non-employee directors shall have the right to receive promptly following the vesting date an amount equal to the product of (i) the number of RSUs vested on such date, multiplied by (ii) the total dividends declared and paid per share of common stock since the Date of Award. Such vesting is subject to full acceleration in the event of certain change in control transactions for us.

In addition to the foregoing, the chairpersons of the Audit Committee, the Compensation Committee and Corporate Governance Committee receive annual fees of $15,000, $10,000 and $5,000, respectively, and each of our non-employee directors that is a member of the Audit Committee, Compensation Committee and Corporate Governance Committee receives annual fees of $5,000, $2,500 and $2,500, respectively.

From time to time, our non-employee directors may receive additional compensation through equity compensation or otherwise at the discretion of the disinterested directors of the Board for extraordinary service relating to their capacity as members of the Board.

The following table summarizes the total compensation that members of the Board (other than directors who are named executive officers) earned during the fiscal year ended December 31, 2018 for services rendered as members of the Board.

Name (1)	Fees Earned or Paid in Cash ($) (4)	Stock Awards ($) (5)	Total ($)
Robert D’Agostino	56,631	50,000	106,631
Robert L. Antin	50,631	50,000	100,631
Michael J. Sheldon	48,131	50,000	98,131
Todd D. Sims	50,131	50,000	100,131
Richard L. Todaro (2)	24,381	-	24,381
Mikel H. Williams	58,631	50,000	108,631
Gary K. Wunderlich, Jr. (3)	-	-	-

(1)	Bryant R. Riley, a member of the Board, our Chairman and Co-Chief Executive Officer, Thomas J. Kelleher, a member of the Board and our Co-Chief Executive Officer, and Andrew Gumaer, a member of the Board and the Chief Executive Officer of GAG, LLC are not included in this table because as employees Messrs. Riley, Kelleher and Gumaer received no additional compensation for services as directors for 2018. The compensation received by Messrs. Riley, Kelleher and Gumaer as our employees is shown in the summary compensation table provided above in “Executive Compensation-Summary Compensation Table.”

(2)	Richard Todaro served as a director from July 21, 2014 to July 26, 2018.

(3)	Gary K. Wunderlich, Jr. served as a director from July 3, 2017 to July 26, 2018 and did not receive any compensation for his services as a director since he also served as an employee of the company.

(4)	The fees paid in cash also include dividends paid on stock or option awards.

(5)	The amounts in the Stock Awards column reflect the aggregate grant date fair value of restricted stock units granted to the applicable director in 2018 calculated in accordance with FASB ASC 718. We granted 2,262 restricted stock units to Messrs. D’Agostino, Antin, Sheldon, Sims, and Williams on August 21, 2018 for such directors’ annual stock grant of $50,000 as a non-employee director. The grant date fair value of the restricted stock units was $22.10 per share on August 21, 2018. All awards vest on the earlier of June 1, 2019 or our 2019 annual meeting. In addition, each of our non-employee directors shall have the right to receive promptly following the vesting date an amount equal to the product of (i) the number of RSUs vested on such date, multiplied by (ii) the total dividends declared and paid per share of common stock since the Date of Award. Vesting for all such awards is subject to full acceleration in the event of certain change in control transactions with respect to us and is contingent upon continued service of the applicable director on the Board through the applicable vesting date. As of December 31, 2018, a total of 11,310 restricted stock units granted to Messrs. D’Agostino, Antin, Sheldon, Sims, and Williams remain outstanding.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information concerning the beneficial ownership of the shares of our common stock as of April 5, 2019, by (i) each person we know to be the beneficial owner of 5% or more of the outstanding shares of our common stock; (ii) each executive officer listed in the Summary Compensation Table; (iii) each of our directors; and (iv) all of our executive officers and directors as a group. Unless otherwise indicated, the address of the individuals listed below is the address appearing on the cover of this Annual Report.

	Shares Beneficially Owned (2)
Name or Group of Beneficial Owners (1)	Number	Percent
Directors and Named Executive Officers:
Bryant R. Riley (3)	4,657,526	17.6%
Thomas J. Kelleher (4)	542,960	2.0%
Phillip J. Ahn	70,319	*
Andrew Gumaer (5)	644,595	2.4%
Kenneth Young	41,655	*
Andrew Moore	93,467	*

Robert D’Agostino	132,443	*
Robert L. Antin	204,868	*
Michael J. Sheldon	10,178	*
Todd D. Sims	11,651	*
Mikel H. Williams	49,102	*

Executive officers and directors as a group (13 persons)(6):	6,530,804	24.6%

5% Stockholders:
Daniel Asher and associated persons (7)	2,244,104	8.5%
Funds associated with Elliott Associates, L.P. (8)	2,306,450	8.7%
Neil S. Stubin as President and Manager of MILFAM LLC. and associated persons (9)	1,819,030	6.9%
Funds associated with Punch & Associates Investment Management, Inc..(10)	1,394,881	5.3%
Funds associated with Nokomis Capital, L.L.C. (11)	1,372,314	5.2%

*	Represents less than 1%.

(1)	Unless otherwise indicated, the business address of each holder is c/o B. Riley Financial, Inc., 21255 Burbank Blvd., Suite 400, Woodland Hills, CA 91367.

(2)	Applicable percentage ownership is based on 26,525,216 shares of our common stock outstanding as of April 5, 2019. Beneficial ownership is determined in accordance with the rules of the SEC and is based on voting and investment power with respect to shares, subject to the applicable community property laws. Shares of our common stock subject to options or other contractual rights currently exercisable, or exercisable within 60 days after April 5, 2019, are deemed outstanding for the purpose of computing the percentage ownership of the person holding such options but are not deemed outstanding for computing the percentage ownership of any other person.

(3)	Represents 4,364,409 of our common shares beneficially owned by Mr. Riley directly or jointly with his wife, 19,500 of our common shares beneficially owned by Mr. Riley in custodial accounts for his children, 73,617 of our common shares held of record by the B. Riley and Co., LLC 401(k) Profit Sharing Plan FBO Bryant Riley, which we refer to as the Riley profit sharing plan, and 200,000 of our common shares held of record by the Robert Antin Children Irrevocable Trust dtd 1/1/01, which we refer to as the Antin Trust. Mr. Riley serves as the trustee of the Riley profit-sharing plan and the Antin Trust and, as such, has the power to vote or dispose of the securities held of record by each of the Riley profit-sharing plan and the Antin Trust and may be deemed to beneficially own such securities. Mr. Riley pledged as collateral 4,024,714 shares in favor of Axos Bank pursuant to the terms of a Credit Agreement and Pledge Agreement, each dated as of March 19, 2019. The business address of each of Mr. Riley, the Riley profit-sharing plan and the Antin Trust is 11100 Santa Monica Blvd., Suite 800, Los Angeles, California 90025.

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(4)	Represents 74,212 of our common shares beneficially owned by Mr. Kelleher, 456,248 of our common shares held of record by Mr. Kelleher and M. Meighan Kelleher as trustees for the Kelleher Family Trust, 10,100 of our common shares held by Mr. Kelleher’s self-directed IRA, Thomas John Kelleher IRA, 600 of our common shares held with dispositive power for Mary Meighan Kelleher IRA, 600 of our common shares held with dispositive power for Lyndsey Kelleher, 600 of our common shares held of record by Thomas J. Kelleher as UTMA custodian for daughter Kaitlin Kelleher and 600 of our common shares held with dispositive power for Mackenna Kelleher.

(5)	Represents (i) 308,595 of our common shares held of record by Mr. Gumaer and (ii) 336,000 of our common shares held of record by Andrew & Dana Gumaer as Trustees for the Gumaer Living Trust, as to which Mr. Gumaer disclaims beneficial ownership except to the extent of such pecuniary interest.

(6)	Includes shares held by Howard Weitzman, directly and through his self-directed 401(k), and shares held by Alan Forman.

(7)	An amended Schedule 13D filed with the SEC on August 7, 2018 indicates that, as of August 3, 2018, Daniel Asher had (i) sole voting and dispositive power over 244,104 of our common shares, and (ii) with DJ Fund Investments, LLC and associated persons, shared voting and dispositive power over 2,000,000 of our common shares. The business address of Daniel Asher and associates is: c/o Equitec Group LLC, 111 W. Jackson Blvd., Suite 2000, Chicago, IL 60604.

(8)	Based on information provided on a Schedule 13D/A filed with the SEC on July 25, 2014 by the Liverpool Limited Partnership, a limited partnership organized and existing under the laws of Bermuda, which we refer to as LLP, and Middleton International Limited, a Cayman Islands exempted company, which we refer to as MIL. Represents 807,180 of our common shares held of record by LLP and 1,499,270 of our common shares held of record by MIL. LLP is a wholly owned subsidiary of Elliott Associates, L.P., a Delaware limited partnership, which we refer to as EALP, and MIL is a wholly owned subsidiary of Elliott International, L.P., a Cayman Islands limited partnership, which we refer to as EILP. Paul E. Singer, Elliott Capital Advisors, L.P., a Delaware limited partnership, which we refer to as Capital Advisors, which is controlled by Mr. Singer, and Elliott Special GP, LLC, a Delaware limited liability company, which we refer to as Special GP, which is controlled by Mr. Singer, are the general partners of EALP. Elliott International Capital Advisors Inc., a Delaware corporation, which we refer to as EICA, is the investment manager for EILP. Hambledon, Inc., a Cayman Islands corporation, which we refer to as Hambledon, which is also controlled by Mr. Singer, is the sole general partner of EILP. The business address of each of LLP, MIL, EALP, Mr. Singer, Capital Advisors, Special GP and EICA is 40 West 57th Street, New York, New York 10019. The business address of EILP and Hambledon is c/o Maples & Calder, P.O. Box 309, Ugland House, South Church Street, George Town, Cayman Islands, British West Indies.

(9)	An amended Schedule 13G/A filed with the SEC on February 13, 2019 indicates that, as of December 31, 2018, Neil S. Stubin, who has succeeded to the position of President and Manager of MILFAM LLC, which serves as manager, general partner, or investment advisor of a number of entities formerly managed or advised by the late Lloyd I. Miller, III. Mr. Stubin also serves as trustee of a number of Miller family trusts had (i) sole voting and dispositive power with respect to 1,616,381 of our common shares as (A) manager of a limited liability company that is the adviser to certain trusts, (B) manager of a limited liability company that is the general partner of a certain limited partnership, (C) manager of a limited liability company, and (D) an individual, and (ii) shared voting and dispositive power with respect to 202,649 of our common shares as (A) an advisor to the trustee of a certain trust, and (B) with respect to shares owned by Mr. Miller’s wife. The business address of Neil S. Stubin is 3300 South Dixie Hwy, Suite 1-365, West Palm Beach, FL 33405.

(10)	A Schedule 13G filed with the SEC on February 13, 2019 indicates that, as of December 31, 2018, Punch & Associates Investment Management, Inc. had sole voting and dispositive power over 1,394,881 B. Riley common shares, and shared voting and dispositive power over no B. Riley common shares. The business address of Punch & Associates Investment Management, Inc. is 7701 France Ave So. Suite 300, Edina, MN 55435.

(11)	An amended Schedule 13G/A filed with the SEC on February 13, 2019 indicates that, as of December 31, 2018, Nokomis Capital, L.L.C had sole voting and dispositive power over no B. Riley common shares, and shared voting and dispositive power with its principal, Brett Hendrickson, over 1,372,314 B. Riley common shares. The business address of Nokomis Capital, L.L.C and Mr. Brett Hendrickson is 2305 Cedar Springs Rd., Suite 420, Dallas, TX 75201.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Company’s Board of Directors is comprised of independent directors as required by the listing standards of The Nasdaq Stock Market, Inc. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors.

The role of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board of Directors. Management of the Company has the primary responsibility for the Company’s financial statements as well as the Company’s financial reporting process, accounting principles and internal controls. The Company’s independent public accountants are responsible for performing an audit of the Company’s financial statements and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles.

In this context, the Audit Committee has reviewed and discussed the audited financial statements of the Company as of and for the year ended December 31, 2018 with management and the Company’s independent public accountants. The Audit Committee has discussed with the Company’s independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 1301 (Communication with Audit Committees) as adopted by the Public Company Accounting Oversight Board and as currently in effect. In addition, the Audit Committee has received the written disclosures and the letter from the Company’s independent public accountants required by the applicable requirements of the Public Company Accounting Oversight Board and it has discussed with the Company’s independent public accountants their independence from the Company.

The members of the Audit Committee are not engaged in the accounting or auditing profession. In the performance of their oversight function, the members of the Audit Committee necessarily relied upon the information, opinions, reports and statements presented to them by management of the Company and by the Company’s independent public accountants. As a result, the Audit Committee’s oversight and the review and discussions referred to above do not assure that management has maintained adequate financial reporting processes, principles and internal controls, that the Company’s financial statements are accurate, that the audit of such financial statements has been conducted in accordance with generally accepted auditing standards or that the Company’s independent public accountants meet the applicable standards for independent public accountants independence.

Based on the reports and discussions described above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, for filing with the SEC.

Respectfully submitted,
THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
Mikel H. Williams Robert D’Agostino
Todd D. Sims

This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference and shall not otherwise be deemed filed under such acts.

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COMPENSATION COMMITTEE REPORT

The compensation committee of our Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K, which appears elsewhere in this proxy statement, with our management. Based on this review and discussion, the compensation committee has recommended to our board of directors that the Compensation Discussion and Analysis be included in our proxy statement.

Respectfully submitted,
THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
Robert D’Agostino Robert L. Antin
Michael J. Sheldon

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HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are the Company’s stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to B. Riley Financial, Inc., c/o Corporate Secretary, 21255 Burbank Boulevard, Suite 400, Woodland Hills, California 91367 or call Investor Relations at (818) 884-3737. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their brokers.

STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders. To be eligible for inclusion in our 2020 proxy statement, a stockholder’s proposal must be received by us no later than December 19, 2019, unless the date of our 2020 Annual Meeting of Stockholders is more than 30 days before or after May 21, 2020 (the one-year anniversary date of the Annual Meeting), in which case such proposals must be received by the Company a reasonable time before the Company begins to print and send applicable proxy materials. In addition, stockholder proposals must otherwise comply with Rule 14a-8 under the Exchange Act.

Pursuant to the terms of our Bylaws, stockholders wishing to submit proposals or director nominations, including those that are not to be included in such proxy statement and proxy, must provide timely notice in writing to our Secretary. To be timely, a stockholder’s notice must be delivered to or mailed and received at our principal executive offices not less than 60 days or more than 90 days prior to the first anniversary of the previous year’s annual meeting of stockholders for our 2020 annual meeting of stockholders, unless the date of the 2020 annual meeting of stockholders is more than 30 days before or 70 days after the one-year anniversary of the Annual Meeting, in which case notice by the stockholder must be delivered not earlier than 90 days prior to the annual meeting and not later than the later of (a) 60 days prior to such annual meeting or (b) the tenth day following the date on which we first make a public announcement of the date of the annual meeting.

While our board will consider proper stockholder proposals that are properly brought before the annual meeting, we reserve the right to omit from our 2019 proxy statement stockholder proposals that we are not required to include under the Exchange Act.

ANNUAL REPORT

Our 2018 Annual Report on Form 10-K accompanies the proxy materials being provided to all stockholders. We will provide, without charge, additional copies of our 2018 Annual Report on Form 10-K upon the receipt of a written request by any stockholder.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at our annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Bryant R. Riley
Chairman and Co-Chief Executive Officer

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Appendix A

AMENDMENT

TO

B. RILEY FINANCIAL, INC.
AMENDED AND RESTATED 2009 STOCK INCENTIVE PLAN

B. Riley Financial, Inc., a Delaware corporation (the “Company”), hereby amends the B. Riley Financial, Inc. Amended and Restated 2009 Stock Incentive Plan (the “Plan”) as follows:

1.             Amendment to Section 3. The first sentence of Section 3 of the Plan is hereby amended and restated in its entirety to read as follows:

“Subject to adjustment pursuant to Section 13 below, a total of 6,210,133 Shares shall be available for issuance under the Plan.”

2             Amendment to Section 5(f)(ii). Subsection (f)(ii) of Section 5 of the Plan is hereby amended and restated in its entirety to read as follows:

“Maximum Limit. The number of Shares that are available for ISO Awards shall not exceed 6,210,133 Shares (as adjusted pursuant to Section 13 of the Plan), and shall be determined, to the extent required under the Code, by reducing the number of Shares designated in Section 3 of the Plan by the number of Shares issued pursuant to Awards, provided that any Shares that are subject to Awards issued under the Plan and forfeited back to the Plan before an issuance of Shares shall be available for issuance pursuant to future ISO Awards.”

3.             Capitalized Terms. Unless otherwise expressly provided for in this Amendment to the Plan (this “Amendment”), all capitalized words, phrases, or defined terms used in this Amendment will have the same meaning ascribed to them in the Plan.

4.             No Other Changes. Except as expressly set forth in this Amendment, there have been no other changes or modifications to the Plan, and the Plan remains otherwise unchanged and in full force and effect.

5.             Effective Date. This Amendment shall be effective as of May 21, 2019.

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed effective as of the date set forth above.

B. RILEY FINANCIAL, INC.,
a Delaware corporation

By:	/s/ Phillip J. Ahn
Phillip J. Ahn, Chief Financial Officer

A-1

B. RILEY FINANCIAL, INC. PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE 2019 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 21, 2019 The undersigned hereby appoints Phillip J. Ahn and Bryant R. Riley and each of them, as proxies and attorneys-in-fact, with full power of substitution, and hereby authorizes them to vote all of the shares of stock of B. Riley Financial, Inc. which the undersigned may be entitled to vote at the 2019 Annual Meeting of Stockholders of B. Riley Financial, Inc. to be held on May 21, 2019 at 8:00 a.m. (local time) at The Beverly Hilton Hotel at 9876 Wilshire Boulevard, Beverly Hills, CA 90210 (the “2019 B. Riley Annual Meeting”), and at any and all postponements, continuations and adjournments thereof with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the 2019 B. Riley Annual Meeting. UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSALS 2, 3, AND 5, FOR “3 YEARS” IN PROPOSAL 4, AND FOR THE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH. (Continued and to be signed on the reverse side) PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 21, 2019: The Proxy Statement and our 2018 Annual Report on Form 10-K are available at: http://www.viewproxy.com/brileyfin/2019.

Please mark your votes like this ☐ The Board of Directors recommends a vote “FOR” proposals 2, 3, and 5, for “3 YEARS” in Proposal 4, and “FOR” the nominees for director listed in Proposal 1. 1. The election as directors of the nominees listed below: ☐ FOR ☐ WITHHOLD ☐ FOR ALL EXCEPT (01) Bryant R. Riley (04) Todd D. Sims (07) Michael J. Sheldon (02) Robert D’Agostino (05) Thomas J. Kelleher (08) Robert L. Antin (03) Andrew Gumaer (06) Mikel H. Williams INSTRUCTION: To withhold authority to vote for any individual nominee, mark “FOR All Except” and write that nominee’s name in the space provided below. 2. To ratify the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019. ☐☐FOR☐☐☐AGAINST☐☐☐ABSTAIN 3. To approve, on an advisory basis, the compensation of our named executive officers. ☐☐FOR☐☐☐AGAINST☐☐☐ABSTAIN 4. To vote, on an advisory basis, on the frequency of holding an advisory vote on the compensation of our named executive officers. ☐☐3 YEARS☐☐☐2 YEARS☐☐☐1 YEAR☐☐☐ABSTAIN 5. To approve a proposed amendment to the Amended and Restated 2009 Stock Incentive Plan to increase the number of shares of the Company’s common stock reserved for issuance thereunder by 3,000,000 shares from 3,210,133 shares to 6,210,133 shares. ☐☐FOR☐☐☐AGAINST☐☐☐ABSTAIN 6. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof. DO NOT PRINT IN THIS AREA (Shareholder Name & Address Data) ☐☐FOR☐☐☐AGAINST☐☐☐ABSTAIN Please indicate if you plan to attend this meeting ☐ OTHER MATTERS: The Board of Directors knows of no other matters that will be presented for consideration at the 2019 B. Riley Annual Meeting. If any other matters are properly brought before the 2019 B. Riley Annual Meeting, it is the intention of the persons named in the proxy card to vote on such matters in accordance with their best judgment. This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no specification is made, this proxy will be voted FOR the election of the named nominees as directors in proposal 1, FOR each of proposals 2, 3, and 5, and “3 YEARS” for proposal 4. Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person. Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐ CONTROL NUMBER Date Signature Signature (Joint Owners) PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. CONTROL NUMBER PROXY VOTING INSTRUCTIONS Please have your 11-digit control number ready when voting by Internet or Telephone ☐ INTERNET Vote Your Proxy on the Internet: Go to www.AALvote.com/RILY Have your proxy card available when you access the above website. Follow the prompts to vote your shares. TELEPHONE Vote Your Proxy by Phone: Call 1 (866) 804-9616 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.